PROSPECTUS | JULY 31, 2003
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YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
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INVESCO SECTOR
FUNDS, INC.

INVESCO ENERGY FUND--INVESTOR CLASS, CLASS A, B, C, AND K
INVESCO FINANCIAL SERVICES FUND--INVESTOR CLASS, CLASS A, B, C, AND K INVESCO GOLD & PRECIOUS METALS FUND--INVESTOR CLASS, CLASS A, B, AND C INVESCO HEALTH SCIENCES FUND--INVESTOR CLASS, CLASS A, B, C, AND K INVESCO LEISURE FUND--INVESTOR CLASS, CLASS A, B, C, AND K
INVESCO REAL ESTATE OPPORTUNITY FUND--INVESTOR CLASS, CLASS A, B AND C INVESCO TECHNOLOGY FUND--INVESTOR CLASS, CLASS A, B, C, AND K
INVESCO TELECOMMUNICATIONS FUND--INVESTOR CLASS, CLASS A, B, C, AND K INVESCO UTILITIES FUND--INVESTOR CLASS, CLASS A, B, AND C

NINE MUTUAL FUNDS DESIGNED FOR INVESTORS SEEKING CAPITAL GROWTH THROUGH TARGETED INVESTMENT OPPORTUNITIES.

INVESTOR CLASS SHARES OFFERED BY THIS PROSPECTUS ARE OFFERED ONLY TO GRANDFATHERED INVESTORS. PLEASE SEE THE SECTION OF THE PROSPECTUS ENTITLED "HOW TO BUY SHARES."

CLASS A, B, AND C SHARES ARE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES. CLASS K SHARES ARE SOLD TO QUALIFIED RETIREMENT PLANS, RETIREMENT SAVINGS PROGRAMS, EDUCATIONAL SAVINGS PROGRAMS, AND WRAP PROGRAMS PRIMARILY THROUGH FINANCIAL INTERMEDIARIES.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks....................2
Fund Performance...........................................5
Fees And Expenses.........................................10
Investment Risks..........................................14
Principal Risks Associated With The Funds.................14
Temporary Defensive Positions.............................16
Portfolio Turnover........................................16
Fund Management...........................................17
Portfolio Managers........................................17
Potential Rewards.........................................18
Share Price...............................................18
How To Buy Shares.........................................19
Your Account Services.....................................23
How To Sell Shares........................................24
Taxes.....................................................26
Dividends And Capital Gain Distributions..................26
Financial Highlights......................................27

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.


                           [INVESCO ICON] INVESCO(R)


The Securities and Exchange Commission has not approved or disapproved the shares of these Funds. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime. INVESCO Funds Group, Inc. ("INVESCO") is the investment advisor for the Funds. Together with our affiliated companies, we at INVESCO direct all aspects of the management and sale of the Funds.

INVESCO Funds Group, Inc. ("INVESCO") is the investment advisor for the Funds. Together with our affiliated companies, we at INVESCO direct all aspects of the management and sale of the Funds.

This Prospectus contains important information about the Funds' Investor Class, Class A, B, C, and, if applicable, K shares. Class A, B, and C shares are sold primarily through financial intermediaries. Class K shares are sold to qualified retirement plans, retirement savings programs, educational savings programs, and wrap programs primarily through financial intermediaries. If you invest through a financial intermediary, please contact your financial intermediary or, with respect to Class K shares, your plan or program sponsor, for detailed information on suitability and transactional issues (i.e., how to purchase or sell shares, minimum investment amounts, and fees and expenses). INVESCO Technology Fund also offers an additional class of shares through a separate Prospectus. Each of the Fund's classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in "How To Buy Shares." To obtain additional information about the other class of Technology Fund's shares, contact A I M Distributors, Inc. ("ADI") at 1-800-347-4246.

THIS PROSPECTUS WILL TELL YOU MORE ABOUT:

[KEY ICON]      INVESTMENT GOALS & STRATEGIES
[ARROWS ICON]   POTENTIAL INVESTMENT RISKS
[GRAPH ICON]    PAST PERFORMANCE
[INVESCO ICON]  WORKING WITH INVESCO
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[KEY ICON]  [ARROWS ICON]  INVESTMENT GOALS, STRATEGIES, AND RISKS

FACTORS COMMON TO ALL THE FUNDS

FOR MORE DETAILS ABOUT EACH FUND'S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.

The Funds seek capital growth; Real Estate Opportunity, Telecommunications, and Utilities Funds also attempt to earn income for you. The Funds are actively managed. They invest primarily in equity securities that INVESCO believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities.

Each Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies doing business in the economic sector described by its name. At any given time, 20% of each Fund's assets is not required to be invested in the sector. To determine whether a potential investment is truly doing business in a particular sector, a company must meet at least one of the following tests:
o At least 50% of its gross income or its net sales must come from activities in the sector;
o At least 50% of its assets must be devoted to producing revenues from the sector;
o or Based on other available information, we determine that its primary business is within the sector.

INVESCO uses a research oriented "bottom-up" investment approach to create each Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Funds emphasize companies that INVESCO believes are strongly managed and will generate above-average long-term capital appreciation.

Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style. Value investing seeks securities, particularly stocks, that are currently undervalued by the market -- companies that are performing well, or have solid management and products, but whose stock prices do not reflect that value. Through our value process, we seek to provide reasonably consistent returns over a variety of market cycles. Value-oriented funds typically will underperform growth-oriented funds when investor sentiment favors the growth investing style.

As sector funds, each portfolio is concentrated in a comparatively narrow segment of the economy. This means a Fund's investment concentration in a sector is higher than most mutual funds and the broad securities markets. Consequently, the Funds tend to be more volatile than other mutual funds, and the value of their portfolio investments and consequently the value of an investment in a Fund tend to go up and down more rapidly.

The Funds are subject to other principal risks, as applicable, such as market, foreign securities, liquidity, derivatives, counterparty, lack of timely information, and portfolio turnover risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Funds." An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit

Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that you may lose money on your investment in a Fund.

The Funds are concentrated in these sectors:

[KEY ICON]  INVESCO ENERGY FUND -- INVESTOR CLASS, CLASS A, B, C, AND K

The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies within the energy sector. These companies include, but are not limited to, oil companies, oil and gas exploration companies, natural gas pipeline companies, refinery companies, energy conservation companies, coal, alternative energy companies, and innovative energy technology companies.

Generally, we prefer to keep the Fund's investments divided among the four main energy subsectors: major oil companies, energy services, oil and gas exploration/production companies, and natural gas pipeline companies. We adjust portfolio weightings depending on current economic conditions. Although individual security selection drives the performance of the Fund, short-term fluctuations in commodity prices may influence Fund returns and increase price fluctuations in the Fund's shares. The businesses in which we invest may be adversely affected by foreign government, federal, or state regulations on energy production, distribution, and sale.

[KEY ICON]  INVESCO FINANCIAL SERVICES FUND -- INVESTOR CLASS, CLASS A, B, C,
            AND K

The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies involved in the financial services sector. These companies include, but are not limited to, banks (regional and money-centers), insurance companies (life, property and casualty, and multiline), investment and miscellaneous industries (asset managers, brokerage firms, and government-sponsored agencies), and suppliers to financial services companies.

We place a greater emphasis on companies that are increasing their revenue streams along with their earnings. We seek companies that we believe can grow their revenues and earnings in a variety of interest rate environments -- although securities prices of financial services companies generally are interest rate sensitive. We seek companies with successful sales and marketing cultures and that leverage technologies in their operations and distribution. We adjust portfolio weightings depending on current economic conditions and relative valuations of securities.

This sector generally is subject to extensive governmental regulation, which may change frequently. In addition, the profitability of businesses in these industries depends heavily upon the availability and cost of money, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of these industries.

[KEY ICON]  INVESCO GOLD & PRECIOUS METALS FUND -- INVESTOR CLASS, CLASS A, B,
            AND C

The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies involved in exploring for, mining, processing, or dealing and investing in gold, gold bullion, and other precious metals, such as silver, platinum, and palladium, as well as diamonds. The securities of these companies are highly dependent on the price of precious metals at any given time.

Fluctuations in the price of gold directly -- and often dramatically -- affect the profitability and market value of companies in this sector. Changes in political or economic climate for the two largest gold producers -- South Africa and the former Soviet Union -- may have a direct impact on the price of gold worldwide. Up to 10% at the time of purchase of the Fund's assets may be invested in gold bullion. The Fund's investments directly in gold bullion will earn no income return; appreciation in the market price of gold is the sole manner in which the Fund can realize gains on bullion investments. The Fund may have higher storage and custody costs in connection with its ownership of bullion than those associated with the purchase, holding and sale of more traditional types of investments.

The Fund primarily focuses on those gold companies that have the ability to increase production capacity at low costs, while having the potential to make major gold discoveries around the world. Additionally, we try to identify companies that leverage increasing gold prices; that is, companies that do not hedge gold prices on the market. While the Fund may take positions in mid- to small-sized exploration companies that may be more volatile than investments in large, more established companies, it will primarily focus on major gold stocks that are leaders in their fields. Up to 100% of the Fund's assets may be invested in foreign companies.

[KEY ICON]  INVESCO HEALTH SCIENCES FUND -- INVESTOR CLASS, CLASS A, B, C, AND K

The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies that develop, produce, or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and services companies.

We focus on the dominant players in fast-growing therapeutic areas or companies on the verge of exciting medical breakthroughs. We seek companies with strong, commercially successful products as well as promising product pipelines. This strategy may lead us to invest in both well-established health care firms and faster-growing, more dynamic entities. Well-established health care companies typically provide liquidity and earnings visibility for the portfolio and represent core holdings in the Fund. The Fund also may invest in high growth, earlier stage companies whose future profitability could be dependent upon increasing market shares from one or a few key products. Such companies often have limited operating histories and their potential profitability may be dependent on regulatory approval of their products, which increases the volatility of these companies' securities prices and could have an adverse impact upon the companies' future growth and profitability.

Changes in government regulation could also have an adverse impact. Continuing technological advances may mean rapid obsolescence of products and services.

[KEY ICON]  INVESCO LEISURE FUND -- INVESTOR CLASS, CLASS A, B, C, AND K

The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in the design, production, and distribution of products related to the leisure activities. These industries include, but are not limited to, hotels/gaming, publishing, advertising, beverages, audio/video, broadcasting-radio/TV, cable & satellite operators, cable & satellite programmers, motion pictures & TV, recreation services/entertainment, retail, and toys.

We seek firms that can grow their businesses regardless of the economic environment. INVESCO attempts to keep the portfolio well diversified across the leisure sector, adjusting portfolio weightings depending on prevailing economic conditions and relative valuations of securities. This sector depends on consumer discretionary spending, which generally falls during economic downturns. Securities of gambling casinos often are subject to high price volatility and are considered speculative. Video and electronic games are subject to risks of rapid obsolescence.

[KEY ICON]  INVESCO REAL ESTATE OPPORTUNITY FUND -- INVESTOR CLASS, CLASS A,
            B, AND C

The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies doing business in the real estate industry, including real estate investment trusts ("REITS"), which invest in real estate or interests in real estate. No one property type will represent more than 50% of the Fund's total assets. The companies in which the Fund invests may also include, but are not limited to, real estate brokers, home builders or real estate developers, companies with substantial real estate holdings, and companies with significant involvement in the real estate industry or other real estate-related companies.

The real estate industry is highly cyclical, and the value of securities issued by companies doing business in that sector may fluctuate widely. The real estate industry -- and, therefore, the performance of the Fund -- is highly sensitive to national, regional and local economic conditions, interest rates, property taxes, overbuilding, decline in value of real estate, and changes in rental income. REITS are companies or trusts that own and/or operate income-producing real estate. Shares of REITS are publicly traded and are subject to the same risks as any other security, as well as risks specific to the real estate industry.

[KEY ICON]  INVESCO TECHNOLOGY FUND -- INVESTOR CLASS, CLASS A, B, C, AND K

The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, various applied technologies, hardware, software, semiconductors, telecommunications equipment and services, and service-related companies in information technology. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector.

A core portion of the Fund's portfolio is invested in market-leading technology companies among various subsectors in the technology universe that we believe will maintain or improve their market share regardless of overall economic conditions. These companies are leaders in their field and are believed to have a strategic advantage over many of their competitors. The remainder of the Fund's portfolio consists of faster-growing, more volatile technology companies that INVESCO believes to be emerging leaders in their fields. The market prices of these companies tend to rise and fall more rapidly than those of larger, more established companies.

[KEY ICON]  INVESCO TELECOMMUNICATIONS FUND -- INVESTOR CLASS, CLASS A, B, C,
            AND K

The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in the design, development, manufacture, distribution, or sale of communications services and equipment, and companies that are involved in supplying equipment or services to such companies. The telecommunications sector includes, but is not limited to, companies that offer telephone services, wireless communications, satellite communications, television and movie programming, broadcasting, and Internet access. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector.

We select stocks based on projected total return for individual companies, while also analyzing country specific factors that might affect stock performance or influence company valuation. Normally, the Fund will invest primarily in companies located in at least three different countries, although U.S. issuers will often dominate the portfolio. The Fund's portfolio emphasizes strongly managed market leaders, with a lesser weighting on smaller, faster growing companies that offer new products or services and/or are increasing their market share.

[KEY ICON]  INVESCO UTILITIES FUND --  INVESTOR CLASS, CLASS A, B, AND C

The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in utilities-related industries. These include, but are not limited to, companies that produce, generate, transmit, or distribute natural gas or electricity, as well as companies that provide telecommunications services, including local, long distance and wireless.

Governmental regulation, difficulties in obtaining adequate financing and investment return, environmental issues, prices of fuel for generation of electricity, availability of natural gas, risks associated with power marketing and trading, and risks associated with nuclear power facilities may adversely affect the market value of the Fund's holdings. The recent trend towards deregulation in the utility industries presents special risks. Some companies may be faced with increased competition and may become less profitable.

Normally, INVESCO seeks to keep the portfolio divided among the electric utilities, natural gas, and telecommunications industries. Weightings within the various industry segments are continually monitored, and INVESCO adjusts the portfolio weightings depending on the prevailing economic conditions.

[GRAPH ICON]  FUND PERFORMANCE

Performance information in the bar charts below is that of the Funds' Investor Class shares, which has the longest operating history of the Funds' classes. Information included in the table is that of Investor Class, Class C, and, if applicable, Class K shares. Performance information for Class A and B shares is not shown in the table as those classes do not yet have a full calendar year of performance. Investor Class and Class A, B, C, and K returns would be similar because all classes of shares invest in the same portfolio of securities. The returns of the classes would differ, however, to the extent of differing levels of expenses. In this regard, the returns reflected in the bar charts and table reflect only the applicable total expenses of the class shown. If the effect of the other classes' total expenses were reflected, the returns would be lower than those shown because the other classes have higher total expenses.

The bar charts below show the Funds' Investor Class actual yearly performance (commonly known as their "total return") for the years ended December 31 over the past decade or since inception. The returns in the bar charts do not reflect a 12b-1 fee in excess of 0.25%, the sales charge for Class A shares, or the applicable contingent deferred sales charge (CDSC) for Class B or Class C shares; if they did, the total returns shown would be lower. The table below shows the pre-tax and after-tax average annual total returns of Investor Class and pre-tax average annual total returns for Class C shares, and, if applicable, Class K shares for various periods ended December 31, 2002 compared to the S&P 500 Index, the S&P 500 Financials Index with respect to Financial Services Fund, and the NAREIT -- Equity REIT Index with respect to Real Estate Opportunity Fund. The after-tax returns are shown only for the Investor Class shares. After-tax returns for other classes of shares offered in this Prospectus will vary.

After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax returns shown are not relevant.

The information in the bar charts and table illustrates the variability of each Fund's total return and how its performance compared to a broad measure of market performance. Remember, past performance (before and after taxes) does not indicate how a Fund will perform in the future.

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                           ENERGY FUND--INVESTOR CLASS
                        ACTUAL ANNUAL TOTAL RETURN(1),(2)
================================================================================
                               [GRAPHIC OMITTED]
'93     '94      '95     '96     '97     '98       '99     '00     '01       '02
16.71%  (7.25%)  19.80%  38.84%  19.09%  (27.83%)  41.88%  58.17%  (16.81%)  (4.32)

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Best Calendar Qtr.    9/97    28.24%
Worst Calendar Qtr.   9/98   (18.34%)
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
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                     FINANCIAL SERVICES FUND--INVESTOR CLASS
                        ACTUAL ANNUAL TOTAL RETURN(1),(2)
================================================================================
                                [GRAPHIC OMITTED]
'93     '94      '95     '96     '97     '98     '99    '00     '01       '02
18.52%  (5.89%)  39.81%  30.29%  44.79%  13.45%  0.73%  26.69%  (10.17%)  (15.56%)

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Best Calendar Qtr.    9/00    22.76%
Worst Calendar Qtr.   9/98   (18.20%)
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
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                          GOLD & PRECIOUS METALS FUND--
                                 INVESTOR CLASS
                        ACTUAL ANNUAL TOTAL RETURN(1),(2)
================================================================================
                                [GRAPHIC OMITTED]

'93     '94       '95     '96     '97       '98       '99      '00       '01     '02
72.47%  (27.85%)  12.72%  40.64%  (55.50%)  (22.54%)  (8.99%)  (12.98%)  17.12%  59.65%

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Best Calendar Qtr.     3/96    46.17%
Worst Calendar Qtr.   12/97   (37.51%)
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
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                      HEALTH SCIENCES FUND--INVESTOR CLASS
                        ACTUAL ANNUAL TOTAL RETURN(1),(2)
================================================================================
                               [GRAPHIC OMITTED]

'93     '94     '95     '96     '97     '98     '99    '00     '01       '02
(8.41%)  0.94%  58.89%  11.41%  18.46%  43.40%  0.59%  25.80%  (14.68%)  (25.24%)

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Best Calendar Qtr.    9/95    19.53%
Worst Calendar Qtr.   3/01   (22.91%)
--------------------------------------------------------------------------------


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                          LEISURE FUND--INVESTOR CLASS
                        ACTUAL ANNUAL TOTAL RETURN(1),(2)
================================================================================
                                [GRAPHIC OMITTED]

'93     '94      '95     '96    '97     '98     '99     '00      '01    '02
35.73%  (4.98%)  15.79%  9.08%  26.46%  29.78%  65.59%  (7.97%)  4.10%  (15.41%)
--------------------------------------------------------------------------------
Best Calendar Qtr.    12/99    25.59%
Worst Calendar Qtr.    9/01   (24.06%)
--------------------------------------------------------------------------------


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                         REAL ESTATE OPPORTUNITY FUND--
                                 INVESTOR CLASS
                      ACTUAL ANNUAL TOTAL RETURN(1),(2),(3)
================================================================================
                                [GRAPHIC OMITTED]

     1997       1998        1999        2000       2001        2002
     21.50%     (23.48%)    (5.50%)     24.72%     (1.91%)     5.81%
--------------------------------------------------------------------------------
Best Calendar Qtr.    9/97    14.19%
Worst Calendar Qtr.   9/98   (20.46%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         TECHNOLOGY FUND--INVESTOR CLASS
                        ACTUAL ANNUAL TOTAL RETURN(1),(2)
================================================================================
                               [GRAPHIC OMITTED]
'93     '94    '95     '96     '97    '98     '99      '00       '01       '02
15.03%  5.27%  45.80%  21.75%  8.85%  30.12%  144.94%  (22.77%)  (45.51%)  (47.22%)

--------------------------------------------------------------------------------
Best Calendar Qtr.    12/99    66.77%
Worst Calendar Qtr.    9/01   (41.44%)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    TELECOMMUNICATIONS FUND--INVESTOR CLASS
                      ACTUAL ANNUAL TOTAL RETURN(1),(2),(4)
================================================================================
                                [GRAPHIC OMITTED]

  1995     1996     1997     1998     1999      2000       2001       2002
  27.37%   16.81%   30.29%   40.98%   144.28%   (26.91%)   (54.19%)   (50.96%)
--------------------------------------------------------------------------------
Best Calendar Qtr.    12/99    62.22%
Worst Calendar Qtr.    9/01   (41.40%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         UTILITIES FUND--INVESTOR CLASS
                        ACTUAL ANNUAL TOTAL RETURN(1),(2)
================================================================================
                                [GRAPHIC OMITTED]

'93     '94      '95     '96     '97     '98     '99     '00    '01       '02
21.20%  (9.94%)  25.25%  12.75%  24.38%  24.30%  19.88%  4.14%  (33.98%)  (22.29%)

--------------------------------------------------------------------------------
Best Calendar Qtr.    12/98    16.33%
Worst Calendar Qtr.    9/01   (23.67%)
--------------------------------------------------------------------------------

====================================================================================================================================
                                                                                                      AVERAGE ANNUAL TOTAL RETURN(5)
                                                                                                              AS OF 12/31/02
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                10 YEARS
                                                                1 YEAR                  5 YEARS            OR SINCE INCEPTION
INVESTOR CLASS
  Energy Fund(1),(2)
    Return Before Taxes                                         (4.32%)                   5.21%                   10.70%
    Return After Taxes on Distributions                         (4.32%)                   4.86%                    9.21%
    Return After Taxes on Distributions
      and Sale of Fund Shares                                   (2.65%)                   4.24%                    8.34%
  Gold & Precious Metals Fund(1),(2)
    Return Before Taxes                                         59.65%                    2.78%                    0.07%
    Return After Taxes on Distributions                         59.65%                    2.58%                   (1.25%)
    Return After Taxes on Distributions
         and Sale of Fund Shares                                36.62%                    2.12%                   (0.26%)
   Health Sciences Fund(1),(2)
     Return Before Taxes                                       (25.24%)                   2.97%                    8.42%
     Return After Taxes on Distributions                       (25.24%)                   0.99%                    6.14%
     Return After Taxes on Distributions
       and Sale of Fund Shares                                 (15.50%)                   2.36%                    6.54%
  Leisure Fund(1),(2)
    Return Before Taxes                                        (15.41%)                  11.73%                   13.63%
    Return After Taxes on Distributions                        (15.41%)                  10.02%                   11.35%
    Return After Taxes on Distributions
         and Sale of Fund Shares                                (9.46%)                   9.43%                   10.73%
  Technology Fund(1),(2)
    Return Before Taxes                                        (47.22%)                  (6.67%)                   5.18%
    Return After Taxes on Distributions                        (47.22%)                  (7.16%)                   2.46%

====================================================================================================================================
                                                                                                      AVERAGE ANNUAL TOTAL RETURN(5)
                                                                                                              AS OF 12/31/02
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                10 YEARS
                                                                1 YEAR                  5 YEARS            OR SINCE INCEPTION
    Return After Taxes on Distributions
      and Sale of Fund Shares                                  (28.99%)                  (4.64%)                   3.64%
  Utilities Fund(1),(2)
    Return Before Taxes                                        (22.29%)                  (4.46%)                   4.32%
    Return After Taxes on Distributions                        (23.10%)                  (5.55%)                   2.14%
    Return After Taxes on Distributions
         and Sale of Fund Shares                               (13.67%)                  (3.41%)                   2.79%
  S&P 500 Index(6)
    (reflects no deduction for fees, expenses
    or taxes)                                                  (22.09%)                  (0.58%)                   9.35%

  Financial Services Fund(1),(2)
    Return Before Taxes                                        (15.56%)                   1.89%                   12.44%
    Return After Taxes on Distributions                        (15.60%)                   0.59%                    9.48%
    Return After Taxes on Distributions
         and Sale of Fund Shares                                (9.53%)                   1.43%                    9.20%
  S&P 500 Index(6)
    (reflects no deduction for fees, expenses
    or taxes)                                                  (22.09%)                  (0.58%)                   9.35%
  S&P 500 Financials Index6
    (reflects no deduction for fees, expenses
    or taxes)                                                  (14.64%)                   2.53%                   14.08%

  Real Estate Opportunity Fund(1),(2)
    Return Before Taxes                                          5.81%                   (1.32%)                   2.17%(3)
    Return After Taxes on Distributions                          4.56%                   (3.55%)                  (0.55%)(3)
    Return After Taxes on Distributions
      and Sale of Fund Shares                                    3.58%                   (2.21%)                   0.35%(3)
  NAREIT-- Equity REIT Index(6)
    (reflects no deduction for fees, expenses
    or taxes)                                                    3.82%                    3.30%                    5.95%(3)

  Telecommunications Fund(1),(2)
    Return Before Taxes                                        (50.96%)                 (10.78%)                   1.69%(4)
    Return After Taxes on Distributions                        (50.96%)                 (11.09%)                   0.21%(4)
    Return After Taxes on Distributions
      and Sale of Fund Shares                                  (31.29%)                  (7.89%)                   1.12%(4)
  S&P 500 Index(6)
    (reflects no deduction for fees, expenses
    or taxes)                                                  (22.09%)                  (0.58%)                   9.96%(4)

CLASS C - RETURN BEFORE TAXES (INCLUDING CDSC)
  Energy Fund(1),(7)                                            (6.01%)                    N/A                     7.54%(8)
  Gold & Precious Metals Fund(1),(7)                            56.69%                     N/A                    19.78%(8)
  Health Sciences Fund(1),(7)                                  (27.28%)                    N/A                   (12.12%)(8)
  Leisure Fund(1),(7)                                          (17.21%)                    N/A                    (6.36%)(8)
  Technology Fund(1),(7)                                       (48.74%)                    N/A                   (44.62%)(8)

====================================================================================================================================
                                                                                                      AVERAGE ANNUAL TOTAL RETURN(5)
                                                                                                              AS OF 12/31/02
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                10 YEARS
                                                                1 YEAR                  5 YEARS            OR SINCE INCEPTION
  Telecommunications Fund(1),(7)                               (52.53%)                    N/A                   (49.61%)(8)
  Utilities Fund(1),(7)                                        (24.11%)                    N/A                   (23.09%)(8)
  S&P 500 Index(6)                                             (22.09%)                    N/A                   (13.19%)(8)

  Financial Services Fund(1),(7)                               (17.36%)                    N/A                     2.05%(8)
  S&P 500 Index(6)                                             (22.09%)                    N/A                   (13.19%)(8)
  S&P 500 Financials Index(6)                                  (14.64%)                    N/A                     4.45%(8)

  Real Estate Opportunity Fund(1),(7)                            3.94%                     N/A                     7.99%(8)
  NAREIT-- Equity REIT Index(6)                                  3.82%                     N/A                    15.58%(8)

CLASS K - RETURN BEFORE TAXES
  Energy Fund(1),(9)                                            (7.29%)                    N/A                    (4.04%)(10)
  Health Sciences Fund(1),(9)                                  (25.71%)                    N/A                   (17.67%)(10)
  Technology Fund(1),(9)                                       (47.20%)                    N/A                   (45.27%)(10)
  Telecommunications Fund(1),(9)                               (51.03%)                    N/A                   (51.38%)(10)
  S&P 500 Index(6)                                             (22.09%)                    N/A                   (16.32%)(10)

  Financial Services Fund(1),(9)                               (15.88%)                    N/A                    (8.84%)(10)
  S&P 500 Index(6)                                             (22.09%)                    N/A                   (16.32%)(10)
  S&P 500 Financials Index(6)                                  (14.64%)                    N/A                    (7.64%)(10)

  Leisure Fund(1),(9)                                          (15.52%)                    N/A                   (11.49%)(11)
  S&P 500 Index(6)                                             (22.09%)                    N/A                   (22.09%)(11)

(1)  Total return figures include reinvested dividends and capital gain distributions and the effect of each class's expenses.
(2)  Returns before taxes for Investor Class shares of Energy, Financial Services, Gold & Precious Metals, Health Sciences, Leisure,
     Real Estate Opportunity, Technology, Telecommunications, and Utilities Funds year-to-date as of the calendar quarter ended June
     30, 2003 were 10.05%, 11.02%, 0.37%, 16.16%, 12.19%, 15.14%, 17.80%, 15.21%, and 9.35%, respectively.
(3)  The Fund (Investor Class shares) commenced investment operations on January 2, 1997. Index comparison begins on January 2,
     1997.
(4)  The Fund (Investor Class shares) commenced investment operations on August 1, 1994. Index comparison begins on August 1, 1994.
(5)  The total returns are for those classes of shares with a full calendar year of performance. If the effect of the other classes'
     total expenses, including 12b-1 fees, front-end sales charge for Class A, and CDSC for Class B were reflected, returns for those classes would be lower than those shown.
(6)  The S&P 500 Index is an unmanaged index considered representative of the performance of the broad U.S. stock market. The S&P
     500 Financials Index is an unmanaged index that contains companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment, and real estate, including REITs. The NAREIT --
     Equity REIT Index is an unmanaged index considered representative of the U.S. real estate investment trust equity market.
     Please keep in mind that the Indexes do not pay brokerage, management, administrative, or distribution expenses, all of which are paid by the classes and are reflected in their annual returns. Index returns also do not include sales charges or CDSCs that may be paid by the shareholder.
(7)  Returns before taxes, including CDSC, for Class C shares of Energy, Financial Services, Gold & Precious Metals, Health
     Sciences, Leisure, Real Estate Opportunity, Technology, Telecommunications, and Utilities Funds year-to-date as of the calendar quarter ended June 30, 2003 were 8.76%, 9.38%, (1.00%), 14.43%, 10.69%, 13.73%, 16.57%, 13.90%, and 7.72%, respectively.
(8)  Since inception of Class C shares on February 15, 2000. Index comparison begins on February 29, 2000.


(9)  Returns before taxes for Class K shares of Energy, Financial Services, Health Sciences, Leisure, Technology, and
     Telecommunications Funds year-to-date as of the calendar quarter ended June 30, 2003 were 10.01%, 11.00%, 15.74%, 11.82%,
     17.56%, and 15.06%, respectively.
(10) Since inception of Class K shares on December 1, 2000. Index comparisons begin on December 1, 2000.
(11) Since inception of Class K shares on December 17, 2001. Index comparison begins on December 31, 2001.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class, Class A, Class B, Class C, or, if applicable, Class K shares of the Funds. If you invest in the Funds through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for purchases and sales of Fund shares.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT
                                                                Investor Class   Class A       Class B        Class C      Class K
Maximum Front-End Sales Charge
  on purchases as a percentage of
  offering price                                                    None          5.50%         None           None         None
Maximum Contingent Deferred
  Sales Charge (CDSC) as a percentage
  of the total original cost of the shares                          None         None(1)        5.00%(2)       1.00%(2)     None(1)
Maximum Sales Charge on reinvested
  dividends/distributions                                           None          None          None           None         None

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

ENERGY FUND                                                     Investor Class   Class A       Class B        Class C      Class K
Management Fees                                                     0.75%         0.75%         0.75%          0.75%        0.75%
Distribution and Service (12b-1) Fees(3)                            0.25%         0.35%         1.00%          1.00%        0.45%
Other Expenses(4),(5)                                               0.69%         0.36%         0.66%(6)       0.78%(7)     4.16%(8)
                                                                    ----          ----          ----           ----         ----
Total Annual Fund Operating Expenses(4),(5)                         1.69%         1.46%         2.41%(6)       2.53%(7)     5.36%(8)
                                                                    ====          ====          ====           ====         ====
Fee Waivers/Reimbursements(5),(9)                                   0.00%         0.00%         0.00%          0.00%        3.16%
Net Expenses(5),(9)                                                 1.69%         1.46%         2.41%(6)       2.53%(7)     2.20%(8)
                                                                    ====          ====          ====           ====         ====

FINANCIAL SERVICES FUND                                         Investor Class   Class A       Class B        Class C      Class K
Management Fees                                                     0.66%         0.66%         0.66%          0.66%        0.66%
Distribution and Service (12b-1) Fees(3)                            0.25%         0.35%         1.00%          1.00%        0.45%
Other Expenses(4),(5)                                               0.49%         0.50%(10)     0.74%(6)       0.79%        1.02%(8)
                                                                    ----          ----          ----           ----         ----
Total Annual Fund Operating Expenses(4),(5)                         1.40%         1.51%(10)     2.40%(6)       2.45%        2.13%(8)
                                                                    ====          ====          ====           ====         ====
Fee Waivers/Reimbursements(5),(9)                                   0.00%         0.00%         0.00%          0.00%        0.00%
Net Expenses(5),(9)                                                 1.40%         1.51%(10)     2.40%(6)       2.45%        2.13%(8)
                                                                    ====          ====          ====           ====         ====

GOLD & PRECIOUS METALS FUND                                     Investor Class   Class A       Class B        Class C
Management Fees                                                     0.75%         0.75%         0.75%          0.75%
Distribution and Service (12b-1) Fees(3)                            0.25%         0.35%         1.00%          1.00%
Other Expenses(4),(5)                                               0.88%         1.01%(10)     0.43%          0.90%
                                                                    ----          ----          ----           ----
Total Annual Fund Operating Expenses(4),(5)                         1.88%         2.11%(10)     2.18%          2.65%
                                                                    ====          ====          ====           ====
Fee Waivers/Reimbursements(5),(9)                                   0.00%         0.01%         0.00%          0.00%
Net Expenses(5),(9)                                                 1.88%         2.10%(10)     2.18%          2.65%
                                                                    ====          ====          ====           ====

HEALTH SCIENCES FUND                                            Investor Class   Class A       Class B        Class C      Class K
Management Fees                                                     0.64%         0.64%         0.64%          0.64%        0.64%
Distribution and Service (12b-1) Fees(3)                            0.25%         0.35%         1.00%          1.00%        0.45%
Other Expenses(4),(5)                                               0.55%         0.89%(10)     0.87%(6)       1.63%(7)     0.98%
                                                                    ----          ----          ----           ----         ----
Total Annual Fund Operating Expenses(4),(5)                         1.44%         1.88%(10)     2.51%(6)       3.27%(7)     2.07%
                                                                    ====          ====          ====           ====         ====
Fee Waivers/Reimbursements(5),(9)                                   0.00%         0.00%         0.00%          0.52%        0.00%
Net Expenses(5),(9)                                                 1.44%         1.88%(10)     2.51%(6)       2.75%(7)     2.07%
                                                                    ====          ====          ====           ====         ====

LEISURE FUND                                                    Investor Class   Class A       Class B        Class C      Class K
Management Fees                                                     0.69%         0.69%         0.69%          0.69%        0.69%
Distribution and Service (12b-1) Fees(3)                            0.25%         0.35%         1.00%          1.00%        0.45%
Other Expenses(4),(5)                                               0.56%         0.38%         0.54%(6)       0.75%        1.07%(8)
                                                                    ----          ----          ----           ----         ----
Total Annual Fund Operating Expenses(4),(5)                         1.50%         1.42%         2.23%(6)       2.44%        2.21%(8)
                                                                    ====          ====          ====           ====         ====
Fee Waivers/Reimbursements(5),(9)                                   0.00%         0.00%         0.00%          0.00%        0.01%
Net Expenses(5),(9)                                                 1.50%         1.42%         2.23%(6)       2.44%        2.20%(8)
                                                                    ====          ====          ====           ====         ====

REAL ESTATE OPPORTUNITY FUND                                    Investor Class   Class A       Class B        Class C
Management Fees                                                     0.75%         0.75%         0.75%          0.75%
Distribution and Service (12b-1) Fees(3)                            0.25%         0.35%         1.00%          1.00%
Other Expenses(4),(5)                                               1.43%(11)     0.56%         1.98%(6)       1.99%(7)
                                                                    ----          ----          ----           ----
Total Annual Fund Operating Expenses(4),(5)                         2.43%(11)     1.66%         3.73%(6)       3.74%(7)
                                                                    ====          ====          ====           ====
Fee Waivers/Reimbursements(5),(9)                                   0.00%         0.00%         0.98%          0.99%
Net Expenses(5),(9)                                                 2.43%(11)     1.66%         2.75%(6)       2.75%(7)
                                                                    ====          ====          ====           ====

TECHNOLOGY FUND                                                 Investor Class   Class A       Class B        Class C      Class K
Management Fees                                                     0.60%         0.60%         0.60%          0.60%        0.60%
Distribution and Service (12b-1) Fees(3)                            0.25%         0.35%         1.00%          1.00%        0.45%
Other Expenses(4),(5)                                               0.92%         0.56%(10)     1.14%(6)       2.35%(7)     1.44%(8)
                                                                    ----          ----          ----           ----
Total Annual Fund Operating Expenses(4),(5)                         1.77%         1.51%(10)     2.74%(6)       3.95%(7)     2.49%(8)
                                                                    ====          ====          ====           ====         ====
Fee Waivers/Reimbursements(5),(9)                                   0.00%         0.00%         0.00%          1.20%        0.29%
Net Expenses(5),(9)                                                 1.77%         1.51%(10)     2.74%(6)       2.75%(7)     2.20%(8)
                                                                    ====          ====          ====           ====         ====

TELECOMMUNICATIONS FUND                                         Investor Class   Class A       Class B        Class C      Class K
Management Fees                                                     0.65%         0.65%         0.65%          0.65%        0.65%
Distribution and Service (12b-1) Fees(3)                            0.25%         0.35%         1.00%          1.00%        0.45%
Other Expenses(4),(5)                                               1.86%(11)     0.66%        10.50%(6)       4.11%(7)     2.20%(8)
                                                                    ----          ----         -----           ----         ----
Total Annual Fund Operating Expenses(4),(5)                         2.76%(11)     1.66%        12.15%(6)       5.76%(7)     3.30%(8)
                                                                    ====          ====         =====           ====         ====
Fee Waivers/Reimbursements(5),(9)                                   0.00%         0.00%         9.40%          3.01%        1.10%
Net Expenses(5),(9)                                                 2.76%(11)     1.66%         2.75%(6)       2.75%(7)     2.20%(8)
                                                                    ====          ====         =====           ====         ====

UTILITIES FUND                                                  Investor Class   Class A       Class B        Class C
Management Fees                                                     0.75%         0.75%         0.75%          0.75%
Distribution and Service (12b-1) Fees(3)                            0.25%         0.25%(12)     1.00%          1.00%
Other Expenses(4),(5)                                               0.90%(11)     0.64%(10)     0.94%(6)       1.95%(7)
                                                                    ----          ----          -----          ----
Total Annual Fund Operating Expenses(4),(5)                         1.90%(11)     1.64%(10),(12)2.69%(6)       3.70%(7)
Fee Waivers/Reimbursements(5),(9)                                   0.00%         0.00%         0.00%          0.95%
                                                                    ====          ====         =====           ====
Net Expenses(5),(9)                                                 1.90%(11)     1.64%(10),(12)2.69%(6)       2.75%(7)
                                                                    ====          ====         =====           ====

(1)  If you buy $1,000,000 or more of Class A shares and redeem those shares within eighteen months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption. For qualified plans investing in Class A shares, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. For qualified plans investing in Class K shares, you may pay a CDSC of 0.70% on your Class K shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. Please see the sections entitled "How to Buy Shares" and "How To Sell Shares."
(2)  A 5% and 1% CDSC may be charged on Class B and Class C shares, respectively. Please see the section entitled "How To Buy
     Shares."
(3)  Because each class pays a 12b-1 distribution and service fee which is based upon each class's assets, if you own shares of a
     Fund for a certain period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.
(4)  Each Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown, because their custodian fees were reduced under expense offset arrangements.
(5)  INVESCO is entitled to reimbursement from the classes for fees and expenses absorbed pursuant to voluntary and contractual expense limitation commitments between INVESCO and the Funds if such reimbursements do not cause a class to exceed expense limitations and the reimbursement is made within three years after INVESCO incurred the expense. The voluntary expense limitations may be changed at any time following consultation with the board of directors.
(6)  Certain expenses of Class B shares of Energy, Financial Services, Health Sciences, Leisure, Real Estate Opportunity,
     Technology, Telecommunications, and Utilities Funds were absorbed voluntarily by INVESCO pursuant to commitments between the
     Funds and INVESCO. These commitments may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, Energy Fund's Class B shares' Other Expenses and Total Annual Fund

     Operating Expenses were 0.58% and 2.33%, respectively, of the Fund's average net assets attributable to Class B shares;
     Financial Services Fund's Class B shares' Other Expenses and Total Annual Fund Operating Expenses were 0.43% and 2.09%, respectively, of the Fund's average net assets attributable to Class B shares; Health Sciences Fund's Class B shares' Other
     Expenses and Total Annual Fund Operating Expenses were 0.42% and 2.06%, respectively, of the Fund's average net assets attributable to Class B shares; Leisure Fund's Class B shares' Other Expenses and Total Annual Fund Operating Expenses were
     0.45% and 2.14%, respectively, of the Fund's average net assets attributable to Class B shares; Real Estate Opportunity Fund's
     Class B shares' Other Expenses and Total Annual Fund Operating Expenses were 0.61% and 2.36%, respectively, of the Fund's average net assets attributable to Class B shares; Technology Fund's Class B shares' Other Expenses and Total Annual Fund
     Operating Expenses were 0.55% and 2.15%, respectively, of the Fund's average net assets attributable to Class B shares;
     Telecommunications Fund's Class B shares' Other Expenses and Total Annual Fund Operating Expenses were 0.92% and 2.57%, respectively, of the Fund's average net assets attributable to Class B shares; and Utilities Fund's Class B shares' Other
     Expenses and Total Annual Fund Operating Expenses were 0.39% and 2.14%, respectively, of the Fund's average net assets attributable to Class B shares.
(7)  Certain expenses of Class C shares of Energy, Real Estate Opportunity, Technology, Telecommunications, and Utilities Funds were absorbed voluntarily by INVESCO pursuant to commitments between the Funds and INVESCO. These commitments may be changed at any time following consultation with the board of directors. Certain expenses of Class C shares of Health Sciences Fund were absorbed by INVESCO pursuant to a contractual agreement between the Fund and INVESCO. After absorption, but excluding any expense offset arrangements, Energy Fund's Class C shares' Other Expenses and Total Annual Fund Operating Expenses were 0.58%
     and 2.33%, respectively, of the Fund's average net assets attributable to Class C shares; Real Estate Opportunity Fund's Class
     C shares' Other Expenses and Total Annual Fund Operating Expenses were 0.60% and 2.35%, respectively, of the Fund's average net assets attributable to Class C shares; Technology Fund's Class C shares' Other Expenses and Total Annual Fund Operating
     Expenses were 1.09% and 2.69%, respectively, of the Fund's average net assets attributable to Class C shares;
     Telecommunications Fund's Class C shares' Other Expenses and Total Annual Fund Operating Expenses were 0.98% and 2.63%, respectively, of the Fund's average net assets attributable to Class C shares; and Utilities Fund's Class C shares' Other
     Expenses and Total Annual Fund Operating Expenses were 0.30% and 2.05%, respectively, of the Fund's average net assets attributable to Class C shares.
(8)  Certain expenses of Class K shares of Energy, Financial Services, and Telecommunications Funds were absorbed voluntarily by
     INVESCO pursuant to commitments between the Funds and INVESCO. These commitments may be changed at any time following consultation with the board of directors. Certain expenses of Class K shares of Leisure and Technology Funds were absorbed by
     INVESCO pursuant to contractual agreements between the Funds and INVESCO. After absorption, but excluding any expense offset arrangement, Energy Fund's Class K shares' Other Expenses and Total Annual Fund Operating Expenses were 0.87% and 2.07%, respectively, of the Fund's average net assets attributable to Class K shares; Financial Services Fund's Class K shares' Other
     Expenses and Total Annual Fund Operating Expenses were 0.67% and 1.78%, respectively, of the Fund's average net assets attributable to Class K shares; and Telecommunications Fund's Class K shares' Other Expenses and Total Annual Fund Operating
     Expenses were 0.96% and 2.06%, respectively, of the Fund's average net assets attributable to Class K shares.
(9)  To limit expenses, INVESCO has contractually obligated itself to waive fees and bear expenses through March 31, 2004 that would cause the ratio of expenses to average net assets to exceed 2.10% for Class A shares, 2.75% for each of Class B and Class C shares, and 2.20% for Class K shares.
(10) Certain expenses of Class A shares of Financial Services, Health Sciences, Technology, and Utilities Funds were absorbed voluntarily by INVESCO pursuant to commitments between the Funds and INVESCO. These commitments may be changed at any time following consultation with the board of directors. Certain expenses of Class A shares of Gold & Precious Metals Fund were absorbed by INVESCO pursuant to a contractual agreement between the Fund and INVESCO. After absorption, but excluding any expense offset arrangements, Financial Services Fund's Class A shares' Other Expenses and Total Annual Fund Operating Expenses
     were 0.37% and 1.38%, respectively, of the Fund's average net assets attributable to Class A shares; Health Sciences Fund's
     Class A shares' Other Expenses and Total Annual Fund Operating Expenses were 0.42% and 1.41%, respectively, of the Fund's average net assets attributable to Class A shares; Technology Fund's Class A shares' Other Expenses and Total Annual Fund
     Operating Expenses were 0.52% and 1.47%, respectively, of the Fund's average net assets attributable to Class A shares; and
     Utilities Fund's Class A shares' Other Expenses and Total Annual Fund Operating Expenses were 0.41% and 1.41%, respectively, of the Fund's average net assets attributable to Class A shares.
(11) Certain expenses of Investor Class shares of Real Estate Opportunity, Telecommunications, and Utilities Funds were absorbed voluntarily by INVESCO pursuant to commitments between the Funds and INVESCO. These commitments may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, Real
     Estate Opportunity Fund's Investor Class shares' Other Expenses and Total Annual Fund Operating Expenses were 0.60% and 1.60%, respectively, of the Fund's average net assets attributable to Investor Class shares; Telecommunications Fund's Investor Class shares' Other Expenses and Total Annual Fund Operating Expenses were 0.91% and 1.81%, respectively, of the Fund's average net assets attributable to Investor Class shares; and Utilities Fund's Investor Class shares' Other Expenses and Total Annual Fund
     Operating Expenses were 0.30% and 1.30%, respectively, of the Fund's average net assets attributable to Investor Class shares.
(12 )Effective July 1, 2003, the Distribution and Service (12b-1) Fees have been reduced from 0.35% to 0.25%. Total Annual Fund
     Operating Expenses have been restated for the current fiscal year end.

EXPENSE EXAMPLE

The Example is intended to help you compare the cost of investing in the Investor Class, Class A, Class B, Class C, and, if applicable, Class K shares of the Funds to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in Investor Class, Class A, Class B, Class C, or Class K shares of a Fund for the time periods indicated. Within each Example, there is an assumption that you redeem all of your shares at the end of those periods and that you keep your shares. The Example also assumes that your investment had a hypothetical 5% return each year, and that a Fund's Investor Class, Class A, Class B, Class C, and Class K shares' operating expenses remain the same. Although the actual costs and performance of a Fund's Investor Class, Class A, Class B, Class C, and Class K shares may be higher or lower, based on these assumptions your costs would be:

                                             1 year           3 years          5 years          10 years
ENERGY FUND
     Investor Class                          $172             $  533           $  918           $1,998
     Class A(1)                              $690             $  986           $1,304           $2,200
     Class B - With Redemption(1)            $744             $1,051           $1,485           $2,511(2)
     Class B - Without Redemption            $244             $  751           $1,285           $2,511(2)
     Class C - With Redemption1              $356             $  788           $1,345           $2,866
     Class C - Without Redemption            $256             $  788           $1,345           $2,866
     Class K(3)                              $223             $1,321           $2,411           $5,103

FINANCIAL SERVICES FUND
     Investor Class                          $143             $  443           $  766           $1,680
     Class A(1)                              $695             $1,001           $1,328           $2,252
     Class B - With Redemption(1)            $743             $1,048           $1,480           $2,515(2)
     Class B - Without Redemption            $243             $  748           $1,280           $2,515(2)
     Class C - With Redemption(1)            $348             $  764           $1,306           $2,786
     Class C - Without Redemption            $248             $  764           $1,306           $2,786
     Class K                                 $216             $  667           $1,144           $2,462

GOLD & PRECIOUS METALS FUND
     Investor Class                          $191             $  591           $1,016           $2,201
     Class A(1),(3)                          $751             $1,174           $1,621           $2,856
     Class B - With Redemption(1)            $721             $  982           $1,369           $2,496(2)
     Class B - Without Redemption            $221             $  682           $1,169           $2,496(2)
     Class C - With Redemption(1)            $368             $  823           $1,405           $2,983
     Class C - Without Redemption            $268             $  823           $1,405           $2,983

HEALTH SCIENCES FUND
     Investor Class                          $147             $  456           $  787           $1,724
     Class A(1)                              $730             $1,108           $1,510           $2,630
     Class B - With Redemption(1)            $754             $1,082           $1,535           $2,691(2)
     Class B - Without Redemption            $254             $  782           $1,335           $2,691(2)
     Class C - With Redemption(1),(3)        $378             $  958           $1,663           $3,532
     Class C - Without Redemption(3)         $278             $  958           $1,663           $3,532
     Class K                                 $210             $  649           $1,114           $2,400

LEISURE FUND
     Investor Class                          $153             $  474           $  818           $1,791
     Class A(1)                              $687             $  975           $1,284           $2,158
     Class B - With Redemption(1)            $726             $  997           $1,395           $2,361(2)
     Class B - Without Redemption            $226             $  697           $1,195           $2,361(2)
     Class C - With Redemption(1)            $347             $  761           $1,301           $2,776
     Class C - Without Redemption            $247             $  761           $1,301           $2,776
     Class K(3)                              $223             $  690           $1,184           $2,543

REAL ESTATE OPPORTUNITY FUND
     Investor Class                          $246             $  758           $1,296           $2,766
     Class A(1)                              $709             $1,045           $1,403           $2,407
     Class B - With Redemption(1),(3)        $778             $1,351           $2,043           $3,454(2)
     Class B - Without Redemption(3)         $278             $1,051           $1,843           $3,454(2)
     Class C - With Redemption(1),(3)        $378             $1,053           $1,847           $3,921
     Class C - Without Redemption(3)         $278             $1,053           $1,847           $3,921


TECHNOLOGY FUND
     Investor Class                          $180             $  557           $  959           $2,084
     Class A(1)                              $695             $1,001           $1,328           $2,252
     Class B - With Redemption(1)            $777             $1,150           $1,650           $2,773(2)
     Class B - Without Redemption            $277             $  850           $1,450           $2,773(2)
     Class C - With Redemption(1),(3)        $378             $1,094           $1,928           $4,089
     Class C - Without Redemption(3)         $278             $1,094           $1,928           $4,089
     Class K(3)                              $223             $  748           $1,300           $2,804

TELECOMMUNICATIONS FUND
     Investor Class                          $279             $  856           $1,459           $3,090
     Class A(1)                              $709             $1,045           $1,403           $2,407
     Class B - With Redemption(1),(3)        $778             $2,888           $4,780           $7,273(2)
     Class B - Without Redemption(3)         $278             $2,588           $4,580           $7,273(2)
     Class C - With Redemption(1),(3)        $378             $1,447           $2,598           $5,401
     Class C - Without Redemption(3)         $278             $1,447           $2,598           $5,401
     Class K(3)                              $223             $  913           $1,627           $3,520

UTILITIES FUND
     Investor Class                          $193             $  597           $1,026           $2,222
     Class A(1)                              $708             $1,039           $1,393           $2,387
     Class B - With Redemption(1)            $772             $1,135           $1,625           $2,768(2)
     Class B - Without Redemption            $272             $  835           $1,425           $2,768(2)
     Class C - With Redemption(1),(3)        $378             $1,045           $1,831           $3,889
     Class C - Without Redemption(3)         $278             $1,045           $1,831           $3,889


(1) Based on initial sales charge for Class A shares at the beginning of each period shown and CDSC charges for Class B and C shares based on redemption at the end of each period shown. Please see "How
    To Buy Shares."
(2) Assumes conversion of Class B to Class A at the end of the eighth year. Please see "How To Buy
    Shares."
(3) Class expenses remain the same for each period (except that the Example reflects the contractual expense reimbursements by INVESCO for the one-year period and the first year of the three-, five-, and ten-year periods).

[ARROWS ICON]  INVESTMENT RISKS

BEFORE INVESTING IN A FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including these Funds, are:

NOT INSURED. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Funds will not reimburse you for any of these losses.

VOLATILITY. The price of your mutual fund shares will increase or decrease with changes in the value of a Fund's underlying investments and changes in the equity markets as a whole.

NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Funds are designed to be only a part of your personal investment plan.

[ARROWS ICON]  PRINCIPAL RISKS ASSOCIATED WITH THE FUNDS

You should consider the special risk factors discussed below associated with the Funds' policies in determining the appropriateness of investing in a Fund. See the Statement of Additional Information for a discussion of additional risk factors.

MARKET RISK

Equity stock prices vary and may fall, thus reducing the value of a Fund's investments. Certain stocks selected for any Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.

FOREIGN SECURITIES RISKS

Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks. Energy, Financial Services, Health Sciences, Leisure, Real Estate Opportunity, Technology, and Utilities Funds may invest up to 25% of their respective assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. Foreign securities risks are potentially greater for Gold & Precious Metals and Telecommunications Funds, since those Funds have the ability to invest more than 25% of their respective assets in the securities of non-U.S. issuers.

     CURRENCY RISK. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of a Fund's investment in a security valued in the foreign currency, or based on that currency value.

     POLITICAL RISK. Political actions, events, or instability may result in unfavorable changes in the value of a security.

     REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

     DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

LIQUIDITY RISK

A Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

DERIVATIVES RISK

A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options and futures contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.

Options and futures are common types of derivatives that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A future is an agreement to buy or sell a security or other instrument, index, or commodity at a specific price on a specific date. The use of options and futures may increase the performance of the Fund, but also may increase market risk. Other types of derivatives include swaps, caps, floors, and collars.

COUNTERPARTY RISK

This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with a Fund.

LACK OF TIMELY INFORMATION RISK

Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

PORTFOLIO TURNOVER RISK

A Fund's investments may be bought and sold relatively frequently. A high turnover rate may affect a Fund's performance because it results in higher brokerage commissions and may result in taxable gain distributions to a Fund's shareholders.

                 ----------------------------------------------

Although each Fund generally invests in equity securities of companies in the economic sector described by its name, the Funds also may invest in other types of securities and other financial instruments, indicated in the chart below. Although these investments typically are not part of any Fund's principal investment strategy, they may constitute a significant portion of a Fund's portfolio, thereby possibly exposing a Fund and its investors to the following additional risks.

--------------------------------------------------------------------------------
INVESTMENT                       RISKS                    APPLIES TO THESE FUNDS
--------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS
  (ADRs)
These are securities issued      Market, Information,     All Funds
by U.S. banks that represent     Political, Regulatory,
shares of foreign corpora-       Diplomatic, Liquidity,
tions held by those banks.       and Currency Risks
Although traded in U.S.
securities markets and
valued in U.S. dollars, ADRs
carry most of the risks of
investing directly in
foreign securities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT                       RISKS                    APPLIES TO THESE FUNDS
--------------------------------------------------------------------------------
FUTURES
A futures contract is an         Market, Liquidity,       Technology
agreement to buy or sell a       and Derivatives Risks    Telecommunications
specific amount of a
financial instrument (such
as an index option) at a
stated price on a stated
date. A Fund may use futures
contracts to pro- vide
liquidity and to hedge
portfolio value.
--------------------------------------------------------------------------------
OPTIONS
The obligation or right to       Information, Liquidity,  Technology
deliver or receive a             and Derivatives Risks    Telecommunications
security or other
instrument, index, or
commodity, or cash payment
depending on the price of
the underlying security or
the performance of an index
or other benchmark. Includes
options on specific
securities and stock
indices, and options on
stock index futures. May be
used in a Fund's portfolio
to provide liquidity and
hedge portfolio value.
--------------------------------------------------------------------------------
OTHER FINANCIAL INSTRUMENTS
These may include forward        Counterparty, Currency,  Technology
contracts, swaps, caps,          Liquidity, Market, and   Telecommunications
floors, and collars. They        Regulatory Risks
may be used to try to manage
a Fund's foreign currency
exposure and other
investment risks, which can
cause its net asset value to
rise or fall. A Fund may use
these financial instruments,
commonly known as
"derivatives," to increase
or decrease its exposure to
changing securities prices,
interest rates, currency
exchange rates, or other
factors.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A contract under which the       Counterparty Risk        All Funds
seller of a security agrees
to buy it back at an
agreed-upon price and time
in the future.
--------------------------------------------------------------------------------

[ARROWS ICON]  TEMPORARY DEFENSIVE POSITIONS

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of a Fund by investing in securities that are highly liquid, such as high-quality money market instruments like shortterm U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of any Fund. We have the right to invest up to 100% of a Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, a Fund's performance could be comparatively lower if it concentrates in defensive holdings.

[ARROWS ICON]  PORTFOLIO TURNOVER

We actively manage and trade the Funds' portfolios. Therefore, some of the Funds may have a higher portfolio turnover rate compared to many other mutual funds. The Funds with higher-than-average portfolio turnover rates for the fiscal year ended March 31, 2003, were:

Energy                             144%
Health Sciences                    179%
Real Estate Opportunity            248%
Technology                         107%(1)
Telecommunications                 137%(1)

(1) The increase in the Funds' portfolio turnover rates was greater than expected during the year due to active trading undertaken in response to market conditions.

A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of the securities in its portfolio two times in the course of a year. A comparatively high turnover rate may affect a Fund's performance because it results in higher brokerage commissions and may result in taxable capital gain distributions to a Fund's shareholders.

[INVESCO ICON]  FUND MANAGEMENT

INVESTMENT ADVISOR

INVESCO IS A SUBSIDIARY OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $318.5 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY M ANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMEICA, AND THE FAR EAST.

INVESCO, located at 4350 South Monaco Street, Denver, Colorado, is the investment advisor of the Funds. INVESCO was founded in 1932 and manages over $17 billion for 2,848,927 shareholder accounts in 47 INVESCO mutual funds as of March 31, 2003. INVESCO performs a wide variety of other services for the Funds, including administrative and transfer agency functions (the processing of purchases, sales, and exchanges of Fund shares).

ADI is the Funds' distributor and is responsible for the sale of the Funds' shares.

INVESCO and ADI are subsidiaries of AMVESCAP PLC.

The following table shows the fees the Funds paid to INVESCO for its advisory services in the fiscal year ended March 31, 2003.

--------------------------------------------------------------------------------
                                           ADVISORY FEE AS A PERCENTAGE OF
FUND                                  AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
--------------------------------------------------------------------------------
Energy                                                  0.75%
Financial Services                                      0.66%
Gold & Precious Metals                                  0.75%
Health Sciences                                         0.64%
Leisure                                                 0.69%
Real Estate Opportunity                                 0.75%
Technology                                              0.60%
Telecommunications                                      0.65%
Utilities                                               0.75%
--------------------------------------------------------------------------------

[INVESCO ICON]  PORTFOLIO MANAGERS

The following individuals are primarily responsible for the daytoday management of their respective Fund's or Funds' portfolio holdings:

FUND                                             PORTFOLIO MANAGER
Energy                                           John S. Segner
Financial Services                               Joseph W. Skornicka
Gold & Precious Metals                           John S. Segner
Health Sciences                                  Thomas R. Wald
                                                 Andy Summers
Leisure                                          Mark D. Greenberg
Real Estate Opportunity                          Joe V. Rodriguez, Jr.
                                                 Mark Blackburn
                                                 James W. Trowbridge
Technology                                       William R. Keithler
                                                 Chris Dries
Telecommunications                               William R. Keithler
Utilities                                        Jeffrey G. Morris

MARK BLACKBURN, Portfolio Manager, has been responsible for INVESCO Real Estate Opportunity Fund since July 1, 2003. He has been responsible for A I M Real Estate Fund since 2000 and has been associated with the subadvisor and/or its affiliates since 1998. From 1995 to 1997, he was Senior Analyst and Associate Director of Research for Southwest Securities.

CHRIS DRIES is the Assistant Portfolio Manager for the INVESCO Technology Fund. Chris joined INVESCO in 1993, and was promoted to the investment division in 1995. He previously held the position of manager of investment operations for the investment division at INVESCO. Chris received his master's degree in finance from the University of Colorado at Denver and his bachelor's degree in finance from University of Colorado at Boulder.

MARK D. GREENBERG, a senior vice president of INVESCO, is the portfolio manager of Leisure Fund. Before joining INVESCO in 1996, Mark was a vice president and global media and entertainment analyst with Scudder, Stevens & Clark. He is a CFA charterholder. Mark holds a B.S.B.A. from Marquette University.

WILLIAM R. KEITHLER, Director of Sector Management and a senior vice president of INVESCO, is the lead portfolio manager of Technology Fund and heads the Technology Team at INVESCO. Before rejoining INVESCO in 1998, Bill was a portfolio manager with Berger Associates, Inc. He is a CFA charterholder. Bill holds an M.S. from the University of Wisconsin--Madison and a B.A. from Webster College.

JEFFREY G. MORRIS, a vice president of INVESCO, is the portfolio manager of Utilities Fund. Jeff joined INVESCO in 1991 and is a CFA charterholder. He holds an M.S. in Finance from the University of Colorado--Denver and a B.S. in Business Administration from Colorado State University.

JOE V. RODRIGUEZ, JR., (lead manager), Portfolio Manager, has been responsible for INVESCO Real Estate Opportunity Fund since July 1, 2003. He has been responsible for A I M Real Estate Fund since 1995 and has been associated with the subadvisor and/or its affiliates since 1990.

JOHN S. SEGNER, a senior vice president of INVESCO, is the portfolio manager of Energy and Gold & Precious Metals Funds. Before joining INVESCO in 1997, John was a managing director and principal with The Mitchell Group, Inc. He holds an M.B.A. in Finance from the University of Texas-Austin and a B.S. in Civil Engineering from the University of Alabama.

JOSEPH W. SKORNICKA, a vice president of INVESCO, is the portfolio manager of Financial Services Fund. Before joining INVESCO in 2001, Joe was a senior equity analyst and fund manager with Munder Capital Management and an assistant vice president for Comerica Incorporated. He is a CFA charterholder. Joe holds an M.B.A. from the University of Michigan and a B.A. from Michigan State University.

ANDY SUMMERS is an Assistant Portfolio Manager for all INVESCO Health Sciences portfolios. Andy joined the INVESCO Health Sciences investment team in 1998. He is a CFA charterholder. Prior to joining INVESCO, Andy worked as an analyst for Denver Investment Advisors. He received his master's degree in finance from the University of Wisconsin at Madison in 1998. He received hid bachelor's degree in finance from the University of Wisconsin at Whitewater in 1996.

JAMES W. TROWBRIDGE, Portfolio Manager, has been responsible for INVESCO Real Estate Opportunity Fund since July 1, 2003. He has been responsible for A I M Real Estate Fund since 1995 and has been associated with the subadvisor and/or its affiliates since 1989.

THOMAS R. WALD, a vice president of INVESCO, is the portfolio manager of Health Sciences Fund. Before joining INVESCO in 1997, Tom was an analyst with Munder Capital Management, Duff & Phelps and Prudential Investment Corp. He is a CFA charterholder. Tom holds an M.B.A. from the Wharton School at the University of Pennsylvania and a B.A. from Tulane University.

Effective July 1, 2003, Messrs. Blackburn, Rodriguez, and Trowbridge are dual employees of INVESCO Funds Group, Inc. (the "advisor") and INVESCO Institutional (N.A.) Inc. (the "subadvisor").

[INVESCO ICON]  POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUNDS FOR SHORT-TERM TRADING PURPOSES.

The Funds offer shareholders the potential to increase the value of their capital over time; Real Estate Opportunity, Telecommunications, and Utilities Funds also offer the opportunity for current income. Like most mutual funds, each Fund seeks to provide higher returns than the market or its competitors, but cannot guarantee that performance. While each Fund invests in a single targeted market sector, each seeks to minimize risk by investing in many different companies.

SUITABILITY FOR INVESTORS

Only you can determine if an investment in a Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. In general, the Funds are most suitable for investors who:
o   are willing to grow their capital over the long-term (at least five years)
o can accept the additional risks and volatility associated with sector investing
o understand that shares of a Fund can, and likely will, have daily price fluctuations
o are investing through tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts ("IRAs"), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Funds if you are:
o primarily seeking current dividend income (although Real Estate Opportunity, Telecommunications, and Utilities Funds do seek to provide income in addition to capital growth)
o unwilling to accept potentially significant changes in the price of Fund shares
o   speculating on short-term fluctuations in the stock markets.

[INVESCO ICON]  SHARE PRICE

CURRENT MARKET VALUE OF FUND ASSETS
+ ACCRUED INTEREST AND DIVIDENDS
- FUND DEBTS,
INCLUDING ACCRUED EXPENSES
--------------------------
/ NUMBER OF SHARES
= YOUR SHARE PRICE (NAV)

The value of your Fund shares is likely to change daily. This value is known as the Net Asset Value per share, or NAV. INVESCO determines the market value of each investment in each Fund's portfolio each day that the New York Stock Exchange ("NYSE") is open, at the close of the regular trading day on that exchange (normally 4:00 p.m. Eastern time), except that securities traded primarily on the Nasdaq Stock Market ("Nasdaq") are normally valued by a Fund at the Nasdaq Official Closing Price provided by Nasdaq each business day. Shares of the Funds are not priced on days when the NYSE is closed, which generally is on weekends, most national holidays in the U.S., and Good Friday.

NAV is calculated by adding together the current market price of all of a Fund's investments and other assets, including accrued interest and dividends; subtracting the Fund's debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund's outstanding shares. Because their expenses vary, NAV is calculated separately for each class.

All purchases, sales, and exchanges of Fund shares are made by INVESCO at the NAV next calculated after INVESCO receives proper instructions from you, your financial intermediary, or your plan or program sponsor. Instructions must be received by INVESCO no later than the close of the NYSE to effect transactions at that day's NAV. If INVESCO receives instructions from you, your financial intermediary, or your plan or program sponsor after that time, the instructions will be processed at the NAV next calculated after receipt of these instructions. Financial institutions that process customer transactions through the National Securities Clearing Corporation's Fund/SERV and Networking facilities must obtain their customers' permission for each transaction, and each financial institution retains responsibility to its customers for any errors or irregularities related to these transactions.

Foreign securities exchanges, which set the prices for foreign securities held by the Funds, are not always open the same days as the NYSE, and may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE and not by overseas exchanges. In this situation, the Funds would not calculate NAV on Thanksgiving Day (and INVESCO would not buy, sell, or exchange shares for you on that day), even though activity on foreign exchanges could result in changes in the value of investments held by the Funds on that day.

[INVESCO ICON]  HOW TO BUY SHARES

TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY 4:00 P.M. EASTERN TIME.

The Funds offer multiple classes of shares. The chart in this section shows several convenient ways to invest in the shares of the Funds if you invest directly through INVESCO. If you invest in a Fund through a financial intermediary, please consult the financial intermediary, or with respect to Class K shares, the plan or program sponsor, for more information on how to purchase shares of a Fund. You may be charged a commission or transaction fee by the financial intermediary or plan or program sponsor for purchases of Fund shares.

With the exception of Class A shares, there is no charge to invest directly through INVESCO. Class A shares are subject to a front-end sales charge. For more information on this charge, please see the subsection entitled "Sales Charges." If you buy $1,000,000 or more of Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1% CDSC at the time of redemption. If you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. With respect to redemption of Class B shares held six years or less, a CDSC of 1% - 5% of the total original cost of the shares may be assessed. With respect to redemption of Class C shares held thirteen months or less, a CDSC of 1% of the total original cost of the shares may be assessed. With respect to Class K shares, if you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 0.70% on your Class K shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. In determining whether a CDSC applies to a redemption from a non-qualified plan, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. These charges are not assessed upon Class A, B, C, or K shares acquired through reinvestment of dividends or other distributions, or Class A, B, C, or K shares exchanged for the same class of another INVESCO Fund. For more information on CDSC charges, please see the subsection of the Prospectus entitled "Choosing A Share Class" and the section of the Statement of Additional Information entitled "Distributor - Sales Charges and Dealer Concessions."

For all new accounts, please send a completed application form, and specify the fund or funds and class or classes of shares you wish to purchase. If you do not specify a fund or funds, your initial investment and any subsequent purchases will automatically go into INVESCO Cash Reserves Fund - Class A, a series of INVESCO Money Market Funds, Inc. You will receive a confirmation of this transaction and may contact INVESCO to exchange into the fund you choose.

A share of each class represents an identical interest in a Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee, if applicable, and the other expenses payable by that class.

INVESCO reserves the right to increase, reduce, or waive each Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of that Fund's shareholders. INVESCO also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange.

Please remember that if you pay by check, Automated Clearing House ("ACH"), or wire and your funds do not clear, you will be responsible for any related loss to a Fund or INVESCO. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

MINIMUM INITIAL INVESTMENT. $1,000, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase, and certain retirement plans, including IRAs.

MINIMUM SUBSEQUENT INVESTMENT. $50 (Minimums are lower for certain retirement plans.)

The following chart shows several ways to invest in a Fund if you invest directly through INVESCO.

METHOD                           INVESTMENT MINIMUM       PLEASE REMEMBER
--------------------------------------------------------------------------------
BY CHECK                         $1,000 for regular       INVESCO does not
Mail to:                         accounts; $250 for an    accept cash, credit
INVESCO Funds Group, Inc.        IRA; $50 for each        cards, travelers'
P.O. Box 173706                  subsequent investment.   cheques, credit card
Denver, CO 80217-3706.                                    checks, instant loan
You may send your check by                                checks, money orders,
overnight courier to: 4350                                or third party checks
South Monaco Street Denver,                               unless they are from
CO 80237.                                                 another financial
                                                          institution related to
                                                          a retirement plan
                                                          transfer.
--------------------------------------------------------------------------------
BY WIRE                          $1,000 for regular
You may send your payment by     accounts; $250 for an
bank wire (call                  IRA; $50 for each
1-800-525-8085 for               subsequent investment.
instructions).
--------------------------------------------------------------------------------
BY TELEPHONE WITH ACH            $1,000 for regular       You must provide your
Call 1-800-525-8085 to           accounts; $250 for an    bank account
request your purchase. Upon      IRA; $50 for each        information to INVESCO
your telephone instructions,     subsequent investment.   prior to using this
INVESCO will move money from                              option.
your designated bank/ credit
union checking or savings
account in order to purchase
shares.
--------------------------------------------------------------------------------
BY INTERNET (INVESTOR CLASS -    $1,000 for regular       You will need a Web
GRANDFATHERED INVESTORS ONLY)    accounts; $250 for an    browser to use this
Go to the INVESCO Web site       IRA; $50 for each        service. Internet
at invescofunds.com.             subsequent investment.   transactions are
                                                          limited to a maximum
                                                          of $25,000.
--------------------------------------------------------------------------------
REGULAR INVESTING WITH EASIVEST  $50 per month for        Like all regular
OR DIRECT PAYROLL PURCHASE       EasiVest; $50 per pay    investment plans,
You may enroll on your fund      period for Direct        neither EasiVest nor
application, or call us for      Payroll Purchase. You    Direct Payroll
a separate form and more         may start or stop your   Purchase ensures a
details. Investing the same      regular investment       profit or protects
amount on a monthly basis        plan at any time, with   against loss in a
allows you to buy more           two weeks' notice to     falling market.
shares when prices are low       INVESCO.                 Because you'll invest
and fewer shares when prices                              continually,
are high. This "dollar cost                               regardless of varying
averaging" may help offset                                price levels, consider
market fluctuations. Over a                               your financial ability
period of time, your average                              to keep buying through
cost per share may be less                                low price levels. And
than the actual average net                               remember that you will
asset value per share.                                    lose money if you
                                                          redeem your shares
                                                          when the market value
                                                          of all your shares is
                                                          less than their cost.
--------------------------------------------------------------------------------
BY PERSONAL ACCOUNT LINE         $50 for subsequent       You must provide your
WITH ACH                         investments.             bank account
Automated transactions by                                 information to INVESCO
telephone are available for                               prior to using this
subsequent purchases and                                  option. Automated
exchanges 24 hours a day.                                 transactions are
Simply call 1-800-424-8085.                               limited to a maximum
                                                          of $25,000.
--------------------------------------------------------------------------------

METHOD                           INVESTMENT MINIMUM       PLEASE REMEMBER
--------------------------------------------------------------------------------
BY EXCHANGE                      $1,000 for regular       See "Exchange Policy."
Between the same class of        accounts; $250 for an
any two INVESCO funds. Call      IRA; $50 for each
1-800-525-8085 for               subsequent investment.
prospectuses of other
INVESCO funds. Exchanges may
be made by phone or at our
Web site at
invescofunds.com. You may
also establish an automatic
monthly exchange service
between two INVESCO funds;
call us for further details
and the correct form.

GRANDFATHERED INVESTORS. Investor Class shares of a Fund can be purchased only by:
o Persons or entities who had established an account in any of the funds managed and distributed by INVESCO (the "INVESCO Funds") in Investor Class shares prior to April 1, 2002 and have continuously maintained such account in Investor Class shares since April 1, 2002;
o Any person or entity listed in the account registration for any INVESCO Funds account in Investor Class shares that has been established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians, and designated beneficiaries;
o Customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with INVESCO and/or any of the INVESCO Funds' Investor Class shares prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002;
o  Defined benefit, defined contribution, and deferred compensation plans; and
o INVESCO employees, INVESCO Funds directors, AMVESCAP employees, AMVESCAP directors, and their immediate families.

For more detailed information about eligibility, please call 1-800-525-8085. If you hold INVESCO Funds Investor Class shares through a broker/dealer or other financial institution, your eligibility to purchase Investor Class shares may differ depending on that institution's policies.

EXCHANGE POLICY. You may exchange your shares in any of the Funds for shares of the same class in another INVESCO fund on the basis of their respective NAVs at the time of the exchange.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

You will not pay a sales charge when exchanging Class B shares for other Class B shares, Class C shares for other Class C shares, or Class K shares for other Class K shares. If you make an exchange involving Class B, Class C, or Class K shares, the amount of time you held the original shares will be added to the holding period of the Class B, Class C, or Class K shares, respectively, into which you exchanged for the purpose of calculating any CDSC that may be assessed upon a subsequent redemption.

We have the following policies governing exchanges:
o Both fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
o  You may make up to four exchanges out of each Fund per twelve-month period.
o Each Fund reserves the right to reject any exchange request, or to modify or terminate the exchange policy, if it is in the best interests of the Fund. Notice of all such modifications or terminations that affect all shareholders of the Fund will be given at least sixty days prior to the effective date of the change, except in unusual instances, including a suspension of redemption of the exchanged security under Section 22(e) of the Investment Company Act of 1940.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the Fund into which you wish to exchange are temporarily stopped.

CHOOSING A SHARE CLASS. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Your financial intermediary can help you decide among the various classes. Please contact your financial intermediary for several convenient ways to invest in a Fund. Class A, B, C, and K shares of the Funds are available primarily through financial intermediaries.

In addition, you should also consider the factors below:

                                    Investor Class       Class A                  Class B          Class C           Class K
                                    --------------       -------                  -------          -------           -------
Initial Sales Charge                None                 5.50%                    None             None              None

CDSC(1)                             None                 1% on certain            1%-5% for        1% for            0.70% on cer-
                                                         purchases held           shares held      shares held       tain purchases
                                                         less than 18 months      less than 6      less than 13      held less than
                                                                                  years            months            12 months

12b-1 Fee                           0.25%                0.35%                    1.00%            1.00%             0.45%

12b-1 Fee (Utilities Fund only)(3)  0.25%                0.25%                    1.00%            1.00%             0.45%

Conversion                          No                   No                       Yes(2)           No                No

Purchase Order Maximum              None                 None                     $250,000         $1,000,000        None

(1) Please see the subsection entitled "Sales Charges" below and the section of the Funds' Statement of Additional Information entitled "Distributor - Sales Charges and Dealer Concessions" for more information regarding CDSC charges and dealer concessions.
(2) Class B shares, along with the pro rata portion of the shares' reinvested dividends and distributions, automatically convert to
    Class A shares at the end of the month which is eight years after the date on which such Class B shares were purchased.
(3) Effective July 1, 2003.

INTERNET TRANSACTIONS (INVESTOR CLASS - GRANDFATHERED INVESTORS ONLY). Investors may open new accounts and exchange and redeem Investor Class shares of any INVESCO fund through the INVESCO Web site. To use this service, you will need a web browser (presently Netscape version 4.0 or higher, Microsoft Internet Explorer version 4.0 or higher, or AOL version 5.0 or higher) and the ability to use the INVESCO Web site. INVESCO will accept Internet purchase instructions only for exchanges or if the purchase price is paid to INVESCO through debiting your bank account, and any Internet cash redemptions will be paid only to the same bank account from which the payment to INVESCO originated. INVESCO imposes a limit of $25,000 on Internet purchase and redemption transactions. Other minimum transaction amounts are discussed in this Prospectus. You may also download an application to open an account from the Web site, complete it by hand, and mail it to INVESCO, along with a check.

INVESCO employs reasonable procedures to confirm that transactions entered into over the Internet are genuine. These procedures include the use of alphanumeric passwords, secure socket layering, encryption, and other precautions reasonably designed to protect the integrity, confidentiality, and security of shareholder information. In order to enter into a transaction on the INVESCO Web site, you will need an account number, your Social Security number, and an alphanumeric password. If INVESCO follows these procedures, neither INVESCO, its affiliates nor any INVESCO fund will be liable for any loss, liability, cost, or expense for following instructions communicated via the Internet that are reasonably believed to be genuine or that follow INVESCO's security procedures. By entering into the user's agreement with INVESCO to open an account through our Web site, you lose certain rights if someone gives fraudulent or unauthorized instructions to INVESCO that result in a loss to you.

SALES CHARGES (CLASS A, B, C, AND K ONLY)

Sales charges on Class A shares of the Funds are detailed below. As used below, the term "offering price" with respect to Class A shares includes the initial sales charge.

INITIAL SALES CHARGES. Class A shares of the Funds are subject to the following initial sales charges:

                                                      Investor's Sales Charge
Amount of investment                                As a % of         As a % of
in a single transaction                             offering price    investment

Less than                               $25,000         5.50%           5.82%
$25,000               but less than     $50,000         5.25%           5.54%
$50,000               but less than     $100,000        4.75%           4.99%
$100,000              but less than     $250,000        3.75%           3.90%
$250,000              but less than     $500,000        3.00%           3.09%
$500,000              but less than     $1,000,000      2.00%           2.04%
$1,000,000 or more                                      NAV             NAV

CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS A AND CLASS K SHARES. You can purchase $1,000,000 or more of Class A shares at net asset value, and the distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more. However, if you purchase shares worth $1,000,000 or more, they may be subject to a CDSC of 1% if you redeem them prior to eighteen months after the date of purchase. We will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in your account. If your holding period is less than eighteen months, the CDSC may be assessed on the amount of the total original cost of the shares. For qualified plans investing in Class A shares, you may pay a CDSC of 1% if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. For qualified plans investing in Class K shares, you may pay a CDSC of 0.70% if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account.

CDSC FOR CLASS B AND CLASS C SHARES. You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages. If your holding period is less than six years for Class B shares and thirteen months for Class C shares, the CDSC may be assessed on the amount of the total original cost of the shares.

Year Since
Purchase Made                            Class B                    Class C

First                                    5%                         1%(1)
Second                                   4%                         None
Third                                    3%                         None
Fourth                                   3%                         None
Fifth                                    2%                         None
Sixth                                    1%                         None
Seventh and following                    None(2)                    None

(1) The first year will consist of the first thirteen months.
(2) Class B shares, along with the pro rata portion of the shares' reinvested dividends and distributions, automatically convert to Class A shares at the end of the month which is eight years after the date on which such Class B shares were purchased.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS. You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

     REDUCED SALES CHARGES. You may be eligible to buy Class A shares at reduced initial sales charge rates under Right of Accumulation or Letter of Intent under certain circumstances.

          RIGHTS OF ACCUMULATION. You may combine your new purchases of Class A shares with Class A shares that were previously purchased for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

          LETTER OF INTENT. Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the Fund during a thirteen-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the thirteen-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

     INITIAL SALES CHARGE/CDSC EXCEPTIONS.
     You will not pay initial sales charges:

          o  on shares purchased by reinvesting dividends and distributions;
          o when exchanging shares of the same class among certain INVESCO funds;
          o  when using the reinstatement privilege;
          o when a merger, consolidation, or acquisition of assets of an INVESCO fund occurs; and
          o  upon automatic conversion of Class B to Class A.

     You will not pay a CDSC:

          o  if you purchase less than $1,000,000 of Class A shares;
          o if you purchase $1,000,000 or more of Class A shares and hold those shares for more than eighteen months;
          o  if you redeem Class B shares you held for more than six years;
          o if you redeem Class C shares you held for more than thirteen months;
          o if you participate in the periodic withdrawal program and withdraw up to 10% of the value of your shares that are subject to a CDSC in any twelve-month period. The value of your shares, and applicable twelve-month period, will be calculated based upon the value of your account on, and the date of, the first periodic withdrawal;
          o if you redeem shares acquired through reinvestment of dividends and distributions;
          o if you are a qualified plan investing in Class A or Class K shares and elect to forego any dealer concession;
          o  on increases in the net asset value of your shares;
          o  to pay account fees;
          o for IRA distributions due to death or disability or periodic distributions based on life expectancy;
          o to return excess contributions (and earnings, if applicable) from retirement plan accounts; or
          o for redemptions following the death of a shareholder or beneficial owner.

There may be other situations when you may be able to purchase or redeem shares at reduced or no sales charges. Consult the Funds' Statement of Additional Information for further details.

DISTRIBUTION EXPENSES. We have adopted a Master Distribution Plan and Agreement (commonly known as a "12b-1 Plan") for each class of shares of the Funds. The 12b-1 fees paid by each Fund's classes of shares are used to pay distribution and service fees to ADI for the sale and distribution of the Funds' shares and to pay for services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. Because each Fund's shares pay these fees out of their assets on an ongoing basis, these fees increase the cost of your investment.

Under each Plan, payments are limited to an amount computed at each class's applicable 12b-1 fee. If distribution expenses for a class exceed these computed amounts, ADI pays the difference. Conversely, if distribution fees are less than computed amounts, ADI retains the difference.

[INVESCO ICON]  YOUR ACCOUNT SERVICES

With the exception of householding, the following information pertains only to shareholders who hold their shares directly through INVESCO.

SHAREHOLDER ACCOUNTS. INVESCO maintains your share account, which contains your current Fund holdings. The Funds do not issue share certificates.

INVESCO PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL, OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND.

QUARTERLY INVESTMENT SUMMARIES. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your INVESCO funds.

TRANSACTION CONFIRMATIONS. You receive detailed confirmations of individual purchases, exchanges, and sales. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions are confirmed on your quarterly Investment Summaries.

TELEPHONE TRANSACTIONS. You and your financial intermediary or plan or program sponsor may buy, exchange, and sell Fund shares by telephone, unless these privileges are specifically declined when the INVESCO new account Application is filled out.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT OUR WEB SITE, INVESCOFUNDS.COM.

Unless you decline the telephone transaction privileges, when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to INVESCO that result in a loss to you. In general, if INVESCO has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, INVESCO is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

HOUSEHOLDING. To save money for the Funds, you may receive only one copy of a prospectus or financial report to each household address. This process, known as "householding," is used for most required shareholder mailings. It does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time by calling or writing INVESCO. You may also request that householding be eliminated from all your required mailings.

IRAS AND OTHER RETIREMENT PLANS. Shares of any INVESCO mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call INVESCO for information and forms to establish or transfer your existing retirement plan or account.

[INVESCO ICON]  HOW TO SELL SHARES

The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through INVESCO. If you invest in a Fund through a financial intermediary, please consult the financial intermediary, or with respect to Class K shares, the plan or program sponsor, for information on how to sell shares of a Fund. You may be charged a commission or transaction fee by your financial intermediary or plan or program sponsor for sales of Fund shares. Shares of the Funds may be sold at any time at the next NAV calculated after your request to sell is received by INVESCO in proper form. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

Various fees may apply to Fund redemptions. You may be charged a CDSC at the time of redemption depending on how long you have held your shares.If you buy $1,000,000 or more of Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1% CDSC at the time of redemption. If you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. With respect to redemption of Class B shares held six years or less, a CDSC of 1% - 5% of the total original cost of the shares may be assessed. With respect to redemption of Class C shares held thirteen months or less, a CDSC of 1% of the total original cost of the shares may be assessed. With respect to Class K shares, if you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 0.70% on your Class K shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. In determining whether a CDSC applies to a redemption from a non-qualified plan, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. These charges are not assessed upon Class A, B, C, or K shares acquired through reinvestment of dividends or other distributions, or Class A, B, C, or K shares exchanged for the same class of another INVESCO Fund. For more information on CDSC charges, please see the subsection of the Prospectus entitled "Choosing A Share Class" and the section of the Statement of Additional Information entitled "Distributor - Sales Charges and Dealer Concessions."

TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.

If you own shares in more than one INVESCO fund, please specify the fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While INVESCO attempts to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by telephone.

INVESCO usually forwards the proceeds from the sale of fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your INVESCO fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days.

If you participate in EasiVest, the Funds' automatic monthly investment program, and sell all of the shares in your account, we will not make any additional EasiVest purchases unless you give us other instructions.

Because of the Funds' expense structures, it costs as much to handle a small account as it does to handle a large one. If the value of your account in a Fund falls below $250 as a result of your actions (for example, sale of your Fund shares), the Fund reserves the right to sell all of your shares, send the proceeds of the sale to you and close your account. Before this is done, you will be notified and given sixty days to increase the value of your account to $250 or more.

REDEMPTION FEES. Except for any applicable CDSC, we will not charge you any fees to redeem your shares; however, your financial intermediary may charge service fees for handling these transactions.

REINSTATEMENT PRIVILEGE (CLASS A AND CLASS B ONLY). You may, within ninety days after you sell Class A or Class B shares, reinvest all or part of your redemption proceeds in Class A shares of a Fund at net asset value in an identically registered account. You will not pay any sales charges on the amount reinvested. You must notify INVESCO in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per calendar year.

The following chart shows several ways to sell your shares of the Funds if you invest directly through INVESCO.

METHOD                        REDEMPTION MINIMUM       PLEASE REMEMBER
--------------------------------------------------------------------------------
BY TELEPHONE                  Any amount.              You must provide an IRA
Call us toll-free at:                                  redemption form to
1-800-525-8085.                                        INVESCO prior to making
                                                       an IRA redemption by
                                                       telephone. INVESCO's
                                                       telephone redemption
                                                       privileges may be
                                                       modified or terminated in
                                                       the future at INVESCO's
                                                       discretion. The maximum
                                                       amount which may be
                                                       redeemed by telephone is
                                                       generally $25,000.
--------------------------------------------------------------------------------
IN WRITING                    Any amount.              The redemption request
Mail your request to:                                  must be signed by all
INVESCO Funds Group, Inc.                              registered account
P.O. Box 173706                                        owners. Payment will be
Denver, CO 80217-3706.                                 mailed to your address as
You may also send your                                 it appears on INVESCO's
request by overnight                                   records, or to a bank
courier to:                                            designated by you in
4350 South Monaco Street                               writing.
Denver, CO 80237.
--------------------------------------------------------------------------------
BY TELEPHONE WITH ACH         Any amount.              You must provide your
Call 1-800-525-8085 to                                 bank account information
request your redemption.                               or IRA redemption form to
                                                       INVESCO prior to using
                                                       this option. INVESCO will
                                                       automatically pay the
                                                       proceeds into your
                                                       designated bank account.
--------------------------------------------------------------------------------
BY INTERNET (INVESTOR         Any amount. IRA          You will need a Web
CLASS - GRANDFATHERED         redemptions are not      browser to use this
INVESTORS ONLY)               permitted via the        service. Internet
Go to the INVESCO Web site    internet.                transactions are limited
at invescofunds.com.                                   to a maximum of $25,000.
                                                       INVESCO will
                                                       automatically pay the
                                                       proceeds into your
                                                       designated bank account.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BY PERSONAL ACCOUNT LINE      $50.                     Be sure to write down the
WITH ACH (INVESTOR CLASS -                             confirmation number
GRANDFATHERED INVESTORS                                provided to you. You must
ONLY)                                                  provide your bank account
Automated transactions by                              information to INVESCO
telephone are available                                prior to using this
for redemptions and                                    option.
exchanges 24 hours a day.
Simply call 1-800-424-8085.
--------------------------------------------------------------------------------
PERIODIC WITHDRAWAL PLAN      $100 per payment on a    You must have at least
You may call us to request    monthly or quarterly     $10,000 total invested
the appropriate form and      basis. The redemption    with the INVESCO funds
more information at           check may be made        with at least $5,000 of
1-800-525-8085.               payable to any party     that total invested in
                              you designate.           the fund from which
                                                       withdrawals will be made.
--------------------------------------------------------------------------------
PAYMENT TO THIRD PARTY        Any amount.              All registered account
Mail your request to:                                  owners must sign the
INVESCO Funds Group, Inc.                              request, with signature
P.O. Box 173706                                        guarantees from an
Denver, CO 80217-3706.                                 eligible guarantor
                                                       financial institution,
                                                       such as a commercial bank
                                                       or a recognized national
                                                       or regional securities
                                                       firm.

[GRAPH ICON]  TAXES

Everyone's tax status is unique. We manage the Funds in an effort to provide maximum total returns to all shareholders of the Funds. INVESCO generally focuses on pre-tax results and ordinarily does not manage a Fund to minimize taxes. We may, nevertheless, take advantage of opportunities to mitigate taxes through management of capital gains and losses. We encourage you to consult your own tax adviser on the tax impact to you of investing directly or indirectly in the Funds.

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.

Each Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of a Fund's shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the policy of each Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and each Fund's qualification as a regulated investment company, it is anticipated that none of the Funds will pay any federal income or excise taxes. Instead, each Fund will be accorded conduit or "pass through" treatment for federal income tax purposes.


However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by a Fund in your taxable income for federal, state, and local income tax purposes. You also may realize capital gains or losses when you sell shares of a Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the distributing Fund(s) or other INVESCO funds.

If you have not provided INVESCO with complete, correct tax information, the Funds are required by law to withhold from your distributions, and any money that you receive from the sale of shares of the Funds, a backup withholding tax at the rate in effect on the date of the transaction.

Unless your account is held through a financial intermediary, we will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

[GRAPH ICON]  DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Funds earn ordinary or investment income from dividends and interest on their investments. Energy, Financial Services, Gold & Precious Metals, Health Sciences, Leisure, Technology, and Telecommunications Funds expect to distribute their respective investment income, less Fund expenses, to shareholders annually. Real Estate Opportunity and Utilities Funds expect to make such distributions quarterly. All Funds can make distributions at other times, if they choose to do so. Please note that classes with higher expenses are expected to have lower dividends.

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS ARE DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT OR TAX-DEFERRED ACCOUNTS).

Each Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), a Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in November or December. Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long a Fund has held the underlying investment. Short-term capital gains, which are derived from the sale of assets held one year or less, are taxed as ordinary income. Long-term capital gains, which are derived from the sale of assets held for more than one year, are taxed at up to the maximum capital gains rate, currently 20% for individuals.

A Fund's daily NAV reflects all realized capital gains that have not yet been distributed to shareholders. Therefore, a Fund's NAV will drop by the amount of a distribution, net of market fluctuations, on the day the distribution is declared. If you buy shares of a Fund just before a distribution is declared, you may wind up "buying a distribution." This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in the Fund will be increased to the extent such distributions are reinvested in the Fund. If you sell your shares of a Fund at a loss for tax purposes and then replace those shares with a substantially identical investment either thirty days before or after that sale, the transaction is usually considered a "wash sale" and you will not be able to claim a tax loss.

Dividends and capital gain distributions paid by each Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in another INVESCO fund or paid to you by check or electronic funds transfer. If you choose to be paid by check, the minimum amount of the check must be at least $10; amounts less than that will be automatically reinvested. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the various classes of each Fund for the past five years (or, if shorter, the period of the class's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in INVESCO Sector Funds, Inc.'s 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.

                                                                                            PERIOD ENDED
                                                            YEAR ENDED MARCH 31               MARCH 31       YEAR ENDED OCTOBER 31
                                          ------------------------------------------------------------------------------------------
                                                     2003          2002          2001          2000(a)          1999          1998
ENERGY FUND--
  INVESTOR CLASS
PER SHARE DATA
Net Asset Value--Beginning of Period           $    19.26    $    19.73    $    17.40    $    13.68       $    11.30    $    19.38
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)                (0.10)        (0.07)        (0.08)        (0.00)           (0.00)         0.00
Net Investment Income(Loss)(c)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                    (2.35)        (0.40)         3.84          3.72             2.39         (5.04)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                    (2.45)        (0.47)         3.76          3.72             2.39         (5.04)
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                     0.00          0.00          1.43          0.00             0.01          3.04
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                 $    16.81    $    19.26    $    19.73    $    17.40       $    13.68    $    11.30
====================================================================================================================================

TOTAL RETURN                                       (12.72%)       (2.38%)       23.09%        27.19%(d)        21.19%       (28.51%)

RATIOS
Net Assets--End of Period  ($000 Omitted)      $  231,023    $  358,439    $  445,845    $  221,432       $  196,136    $  137,455
Ratio of Expenses to Average Net Assets(e)           1.69%         1.53%         1.41%         1.60%(f)         1.68%         1.58%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                (0.57%)       (0.34%)       (0.35%)       (0.26%)(f)       (0.05%)        0.01%
Portfolio Turnover Rate                               144%          144%          166%          109%(d)          279%          192%

(a) From November 1, 1999 to March 31, 2000.
(b) The per share information was computed based on average shares for the years ended March 31, 2003, 2002 and 2001.
(c) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the period ended March 31, 2000 and the years ended October 31, 1999 and 1998.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution, and transfer agent fees).
(f) Annualized

                                                                                             CLASS A                       CLASS B
                                                                                            YEAR ENDED                    YEAR ENDED
                                                                                             MARCH 31                      MARCH 31
------------------------------------------------------------------------------------------------------------------------------------
ENERGY FUND--CLASS A & CLASS B                                                                 2003(a)                      2003(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                                      $   19.26                     $   19.26
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)                                                          (0.05)                        (0.17)
Net Investment Loss
Net Losses on Securities (Both Realized and Unrealized)                                       (2.36)                        (2.38)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                              (2.41)                        (2.55)
====================================================================================================================================
Net Asset Value--End of Period                                                            $   16.85                     $   16.71
====================================================================================================================================

TOTAL RETURN(c)

RATIOS                                                                                       (12.51%)                      (13.24%)
Net Assets--End of Period  ($000 Omitted)                                                 $   9,131                     $   1,502
Ratio of Expenses to Average Net Assets(d)(e)                                                  1.46%                         2.33%
Ratio of Net Investment Loss to Average Net Assets(e)                                         (0.33%)                       (1.16%)
Portfolio Turnover Rate                                                                         144%                          144%

(a) Class commenced operations on April 1, 2002.
(b) The per share information was computed based on average shares.
(c) The applicable sales charge for Class A or CDSC for Class B is not included in the Total Return Calculation.
(d) Ratio is based on Total Expenses of the Class, less Expenses absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of Class B were voluntarily absorbed by INVESCO for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed for Class B, ratio of expenses to average net assets would have been 2.41% and ratio of net investment loss to average net assets would have been (1.24%).

                                                                                                                 PERIOD ENDED
                                                                               YEAR ENDED MARCH 31                 MARCH 31
                                                                     ---------------------------------------------------------------
                                                                                2003          2002           2001          2000(a)
ENERGY FUND--CLASS C
PER SHARE DATA
Net Asset Value--Beginning of Period                                      $    18.98    $    19.58     $    17.39    $    14.35
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                            (0.11)        (0.07)         (0.05)        (0.01)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)             (2.42)        (0.53)          3.67          3.05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                               (2.53)        (0.60)          3.62          3.04
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                                0.00          0.00           1.43          0.00
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                            $    16.45    $    18.98     $    19.58    $    17.39
====================================================================================================================================

TOTAL RETURN(c)                                                               (13.33%)       (3.06%)        22.35%        21.11%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)                                  $    9,566    $   12,324     $    8,704    $       16
Ratio of Expenses to Average Net Assets(e)(f)                                   2.33%         2.27%          2.05%         2.05%(g)
Ratio of Net Investment Loss to Average Net Assets(f)                          (1.22%)       (1.08%)        (1.10%)       (1.11%)(g)
Portfolio Turnover Rate                                                          144%          144%           166%          109%(h)

(a) From February 15, 2000, since inception of Class, to March 31, 2000.
(b) The per share information was computed based on average shares for the period ended March 31, 2000.
(c) The applicable CDSC is not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, less Expenses absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f) Various expenses of the Class were voluntarily absorbed by INVESCO for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.53% and ratio of net investment loss to average net assets would have been (1.42%).
(g) Annualized
(h) Portfolio Turnover is calculated at the Fund level. Represents the period from November 1, 1999 to March 31, 2000.

                                                                                                                      PERIOD ENDED
                                                                                   YEAR ENDED MARCH 31                  MARCH 31
                                                                            --------------------------------------------------------
                                                                                    2003              2002                 2001(a)
ENERGY FUND--CLASS K
PER SHARE DATA
Net Asset Value--Beginning of Period                                             $ 17.98           $ 19.62              $ 16.76
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                                (0.14)            (0.05)               (0.15)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)                 (2.29)            (1.59)                3.01
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                   (2.43)            (1.64)                2.86
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                                   $ 15.55           $ 17.98              $ 19.62
====================================================================================================================================

TOTAL RETURN                                                                      (13.52%)           (8.36%)              17.06%(c)

RATIOS
Net Assets--End of Period  ($000 Omitted)                                        $   289           $    37              $     1
Ratio of Expenses to Average Net Assets(d)(e)                                       2.07%            11.62%                3.11%(f)
Ratio of Net Investment Loss to Average Net Assets(e)                              (0.90%)          (10.45%)              (2.34%)(f)
Portfolio Turnover Rate                                                              144%              144%                 166%(g)

(a) From December 1, 2000, since inception of Class, to March 31, 2001.
(b) The per share information was computed based on average shares for the year ended March 31, 2003.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by INVESCO for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 5.36% and ratio of net investment loss to average net assets would have been (4.19%).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended March 31, 2001.

                                                                                              PERIOD ENDED
                                                               YEAR ENDED MARCH 31             MARCH 31       YEAR ENDED OCTOBER 31
                                                 -----------------------------------------------------------------------------------
                                                      2003            2002         2001         2000(a)         1999         1998
FINANCIAL SERVICES  FUND--INVESTOR  CLASS
PER SHARE DATA
Net Asset Value--Beginning of Period           $    28.22   $     28.88    $     27.13   $     29.73      $     28.45   $     29.14
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS                    0.10          0.07           0.10          0.03             0.08          0.25
Net Investment Income
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                          (6.42)         0.94           2.97          0.05             3.52          3.01
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                    (6.32)         1.01           3.07          0.08             3.60          3.26
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                     0.13          1.67           1.32          2.68             2.32          3.95
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                 $    21.77   $     28.22    $     28.88   $     27.13      $     29.73   $     28.45
====================================================================================================================================

TOTAL RETURN                                       (22.39%)        3.82%         11.25%         0.60%(b)        13.52%        11.76%

RATIOS
Net Assets--End of Period ($000 Omitted)       $  734,440   $ 1,234,230    $ 1,368,583   $ 1,133,350      $ 1,242,555   $ 1,417,655
Ratio of Expenses to Average Net Assets(c)           1.40%         1.27%          1.25%         1.29%(d)         1.26%         1.05%
Ratio of Net Investment Income to
  Average Net Assets                                 0.38%         0.24%          0.36%         0.25%(d)         0.25%         0.85%
Portfolio Turnover Rate                                60%           81%            99%           38%(b)           83%           52%

(a) From November 1, 1999 to March 31, 2000.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution, and transfer agent fees).
(d) Annualized

                                                                                               CLASS A                    CLASS B

                                                                                              YEAR ENDED                 YEAR ENDED
                                                                                               MARCH 31                   MARCH 31
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES FUND--CLASS A & CLASS B                                                      2003(a)                      2003(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                                       $   28.22                    $   28.22
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS                                                               0.06                        (0.03)
Net Investment Income (Loss)
Net Losses on Securities (Both Realized and Unrealized)                                        (6.37)                       (6.30)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                               (6.31)                       (6.33)
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                                                0.23                         0.15
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                                             $   21.68                    $   21.74
====================================================================================================================================

TOTAL RETURN(b)                                                                               (22.36%)                     (22.48%)

RATIOS
Net Assets--End of Period  ($000 Omitted)                                                  $   5,311                    $     990
Ratio of Expenses to Average Net Assets(c)(d)                                                   1.38%                        2.09%
Ratio of Net Investment Income (Loss) to  Average Net Assets(d)                                 0.49%                       (0.20%)
Portfolio Turnover Rate                                                                           60%                          60%

(a) Class commenced operations on April 1, 2002.
(b) The applicable sales charges for Class A or CDSC for Class B is not included in the Total Return calculation.
(c) Ratio is based on Total Expenses of the Class, less Expenses absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of each Class were absorbed by INVESCO for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.51% for Class A and 2.40% for Class B and ratio of net investment income (loss) to average net assets would have been 0.36% for Class A and (0.51%) for Class B.

                                                                                                                            PERIOD
                                                                                                                             ENDED
                                                                                      YEAR ENDED MARCH 31                 MARCH 31
                                                                       -------------------------------------------------------------
                                                                            2003            2002            2001            2000(a)
FINANCIAL SERVICES FUND--CLASS C
PER SHARE DATA
Net Asset Value--Beginning of Period                                  $    27.89      $    28.72      $    27.06      $    23.66
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)                                       (0.25)          (0.10)          (0.09)           0.00
Net Investment Income (Loss)(c)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)         (6.22)           0.87            3.05            3.48
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                           (6.47)           0.77            2.96            3.48
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                            0.04            1.60            1.30            0.08
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                        $    21.38      $    27.89      $    28.72      $    27.06
====================================================================================================================================

TOTAL RETURN(d)                                                           (23.22%)          2.98%          10.87%          14.72%(e)

RATIOS
Net Assets--End of Period ($000 Omitted)                              $   10,026      $   16,880      $   12,221      $      138
Ratio of Expenses to Average Net Assets(f)                                  2.45%           2.07%           1.85%           1.63%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets                (0.68%)         (0.57%)         (0.31%)          0.39%(g)
Portfolio Turnover Rate                                                       60%             81%             99%             38%(h)

(a) From February 15, 2000, since inception of Class, to March 31, 2000.
(b) The per share information was computed based on average shares for the year ended March 31, 2001.
(c) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended March 31, 2000.
(d) The applicable CDSC is not included in the Total Return Calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(g) Annualized
(h) Portfolio Turnover is calculated at the Fund level. Represents the period from November 1, 1999 to March 31, 2000.

                                                                                                                    PERIOD ENDED
                                                                                     YEAR ENDED MARCH 31              MARCH 31
                                                                              ------------------------------------------------------
                                                                                   2003                2002              2001(a)
FINANCIAL SERVICES FUND--CLASS K
PER SHARE DATA
Net Asset Value--Beginning of Period                                          $   27.69           $   28.67           $   29.35
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)                                               0.15               (0.03)              (0.17)
Net Investment Income (Loss)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)                (6.14)               0.90               (0.38)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                  (6.26)               0.87               (0.55)
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                                   0.16                1.85                0.13
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                                $   21.27           $   27.69           $   28.67
====================================================================================================================================

TOTAL RETURN                                                                     (22.62%)              3.38%              (1.97%)(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                                      $   1,348           $   1,033           $       1
Ratio of Expenses to Average Net Assets(d)(e)                                      1.78%               1.63%               3.35%(f)
Ratio of Net Investment Loss to Average Net Assets(e)                              0.18%              (0.12%)             (1.80%)(f)
Portfolio Turnover Rate                                                              60%                 81%                 99%(g)

(a) From December 1, 2000, since inception of Class, to March 31, 2001.
(b) The per share information was computed based on average shares for the year ended March 31, 2002.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less expenses absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by INVESCO for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.13% and ratio of net investment loss to average net assets would have been (0.17%).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended March 31, 2001.

                                                                                            PERIOD ENDED
                                                         YEAR ENDED MARCH 31                  MARCH 31        YEAR ENDED OCTOBER 31
                                               -------------------------------------------------------------------------------------
                                                    2003          2002           2001          2000(a)          1999          1998
GOLD & PRECIOUS METALS
  FUND--INVESTOR CLASS
PER SHARE DATA
Net Asset Value--Beginning of Period         $      2.29   $      1.43    $      1.60   $      1.83      $      1.90   $      3.21
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT                             (0.02)        (0.01)         (0.01)        (0.01)           (0.03)         0.01
  OPERATIONS(b)
Net Investment Income (Loss)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                   (0.13)         0.87          (0.12)        (0.22)           (0.04)        (1.29)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                    0.11          0.86          (0.13)        (0.23)           (0.07)        (1.28)
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                    0.00          0.00           0.04          0.00             0.00          0.03
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period               $      2.40   $      2.29    $      1.43   $      1.60      $      1.83   $      1.90
====================================================================================================================================

TOTAL RETURN                                        4.80%        60.14%         (8.38%)      (12.58%)(c)       (3.68%)      (39.98%)

RATIOS
Net Assets--End of Period ($000 Omitted)     $    98,388   $   104,831    $    64,429   $    81,470      $    99,753   $   107,249
Ratio of Expenses to Average Net Assets(d)          1.88%         2.10%          2.34%         2.08%(e)         2.20%         1.90%
Ratio of Net Investment
  Loss to Average Net Assets                       (0.79%)       (0.80%)        (0.99%)       (0.76%)(e)       (1.60%)       (0.93%)
Portfolio Turnover Rate                               84%           46%            90%           37%(c)          141%          133%

(a) From November 1, 1999 to March 31, 2000.
(b) The per share information was computed based on average shares for the years ended March 31, 2003 and 2001 and October 31, 1999.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution, and transfer agent fees).
(e) Annualized

                                                                                          CLASS A                         CLASS B

                                                                                         YEAR ENDED                      YEAR ENDED
                                                                                          MARCH 31                        MARCH 31
                                                                                  --------------------------------------------------
GOLD & PRECIOUS METALS FUND--CLASS A & CLASS B                                              2003(a)                         2003(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                                   $    2.29                       $    2.29
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)                                                       (0.02)                          (0.02)
Net Investment Loss
Net Gains on Securities (Both Realized and Unrealized)                                      0.12                            0.12
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                            0.10                            0.10
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                                         $    2.39                       $    2.39
====================================================================================================================================

TOTAL RETURN(c)                                                                             4.37%                           4.37%

RATIOS
Net Assets--End of Period  ($000 Omitted)                                              $   1,514                       $   2,315
Ratio of Expenses to Average Net Assets(d)(e)                                               2.09%                           2.18%
Ratio of Net Investment Loss to  Average Net Assets(e)                                     (1.09%)                         (1.12%)
Portfolio Turnover Rate                                                                       84%                             84%

(a) Class commenced operations on April 1, 2002.
(b) The per share information was computed based on average shares.
(c) The applicable sales charges for Class A or CDSC for Class B is not included in the Total Return calculation.
(d) Ratio is based on Total Expenses of the Class, less Expenses absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of Class A were voluntarily absorbed by INVESCO for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed for Class A, ratio of expenses to average net assets would have been 2.11% and ratio of net investment loss to average net assets would have been (1.11%).

                                                                                                                       PERIOD ENDED
                                                                                         YEAR ENDED MARCH 31             MARCH 31
                                                                           ---------------------------------------------------------
                                                                                2003            2002          2001         2000(a)
GOLD & PRECIOUS METALS FUND--CLASS C
PER SHARE DATA
Net Asset Value--Beginning of Period                                       $    2.42       $    1.53     $    1.60    $    1.75
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)                                           (0.00)          (0.07)        (0.01)       (0.00)
Net Investment Loss(c)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)             (0.10)           0.96         (0.02)       (0.15)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                0.10            0.89         (0.03)       (0.15)
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                                0.00            0.00          0.04         0.00
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                             $    2.52       $    2.42     $    1.53    $    1.60
====================================================================================================================================

TOTAL RETURN(d)                                                                 4.13%          58.17%        (1.95%)  ( 8.57%)(e)

RATIOS
Net Assets--End of Period ($000 Omitted)                                   $   2,459       $     515     $      57    $       1
Ratio of Expenses to Average Net Assets(f)                                      2.65%           3.33%         3.38%        3.54%(g)
Ratio of Net Investment Loss to Average Net Assets                             (1.60%)         (1.67%)       (1.41%)      (0.82%)(g)
Portfolio Turnover Rate                                                           84%             46%           90%          37%(h)

(a) From February 15, 2000, since inception of Class, to March 31, 2000.
(b) The per share information was computed based on average shares for the year ended March 31, 2001.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended March 31, 2003 and the period ended March
    31, 2000.
(d) The applicable CDSC is not included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(g) Annualized
(h) Portfolio Turnover is calculated at the Fund level. Represents the period from November 1, 1999 to March 31, 2000.

                                                                                            PERIOD ENDED
                                                          YEAR ENDED MARCH 31                 MARCH 31         YEAR ENDED OCTOBER 31
                                            ----------------------------------------------------------------------------------------
                                                 2003          2002             2001           2000(a)           1999          1998
HEALTH SCIENCES FUND--
  INVESTOR CLASS
PER SHARE DATA
Net Asset Value--Beginning of Period        $   47.56   $     45.78      $     55.52    $     58.39       $     62.12   $     57.50
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS(b)
Net Investment Income (Loss)                    (0.28)        (0.38)           (0.12)         (0.06)             0.14          0.13
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                (8.75)         2.18            (0.51)          3.53              5.02         13.55
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                (9.03)         1.80            (0.63)          3.47              5.16         13.68
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                 0.00          0.02(c)          9.11           6.34              8.89          9.06
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period              $   38.53   $     47.56      $     45.78    $     55.52       $     58.39   $     62.12
====================================================================================================================================

TOTAL RETURN                                   (18.99%)        3.95%           (4.12%)         6.30%(d)          8.44%        28.58%

RATIOS
Net Assets--End of Period ($000 Omitted)    $ 954,765   $ 1,475,313      $ 1,580,378    $ 1,622,624       $ 1,574,020   $ 1,328,196
Ratio of Expenses to Average Net Assets(e)       1.44%         1.31%            1.23%          1.18%(f)          1.22%         1.12%
Ratio of Net Investment Income
   (Loss) to Average Net Assets                 (0.68%)       (0.75%)          (0.20%)        (0.22%)(f)         0.07%         0.25%
Portfolio Turnover Rate                           179%          160%             177%           107%(d)           127%           92%

(a) From November 1, 1999 to March 31, 2000.
(b) The per share information was computed based on average shares for the years ended March 31, 2003, 2002 and 2001 and the period ended March 31, 2000.
(c) Distribution was a tax return of capital.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution, and transfer agent fees).
(f) Annualized

                                                                                              CLASS A                      CLASS B

                                                                                             YEAR ENDED                   YEAR ENDED
                                                                                              MARCH 31                     MARCH 31
------------------------------------------------------------------------------------------------------------------------------------
HEALTH SCIENCES FUND--CLASS A & CLASS B                                                        2003(a)                       2003(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                                      $   47.56                     $   47.56
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)                                                          (0.22)                        (0.44)
Net Investment Loss
Net Losses on Securities (Both Realized and Unrealized)                                       (8.78)                        (8.78)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                              (9.00)                        (9.22)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                                            $   38.56                     $   38.34
====================================================================================================================================

TOTAL RETURN(c)                                                                              (18.92%)                      (19.39)

RATIOS
Net Assets--End of Period  ($000 Omitted)                                                 $   3,731                     $     621
Ratio of Expenses to Average Net Assets(d)(e)                                                  1.41%                         2.06%
Ratio of Net Investment Loss to Average Net Assets(e)                                         (0.69%)                       (1.22%)
Portfolio Turnover Rate                                                                         179%                          179%

(a) Class commenced operations on April 1, 2002.
(b) The per share information was computed based on average shares.
(c) The applicable sales charges for Class A or CDSC for Class B is not included in the the Total Return calculation.
(d) Ratio is based on Total Expenses of the Class, less Expenses absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of each Class were voluntarily absorbed by INVESCO for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.88% for Class A and 2.51% for Class B and ratio of net investment loss to average net assets would have been (1.16%) for Class A and (1.67%) for Class B.

                                                                                                                      PERIOD ENDED
                                                                                YEAR ENDED MARCH 31                     MARCH 31
                                                                  ------------------------------------------------------------------
                                                                       2003            2002               2001             2000(a)
HEALTH SCIENCES FUND--CLASS C
PER SHARE DATA
Net Asset Value--Beginning of Period                                $    46.68     $    45.40        $    55.50      $    62.05
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)                                     (1.20)         (0.35)            (0.05)          (0.03)
Net Investment Loss
Net Gains or (Losses) on Securities (Both Realized and Unrealized)       (8.21)          1.65             (0.94)          (6.52)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                         (9.41)          1.30             (0.99)          (6.55)
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                         (0.00)          0.02(c)           9.11            0.00
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                      $    37.27     $    46.68        $    45.40      $    55.50
====================================================================================================================================

TOTAL RETURN(d)                                                         (20.16%)         2.85%            (4.79%)        (10.56%)(e)

RATIOS
Net Assets--End of Period  ($000 Omitted)                           $    5,846     $   15,892        $   10,767      $      470
Ratio of Expenses to Average Net Assets(f)(g)                             2.81%          2.26%             2.03%           1.65%(h)
Ratio of Net Investment Loss to Average Net Assets(g)                    (2.04%)        (1.70%)           (1.08%)         (0.54%)(h)
Portfolio Turnover Rate                                                    179%           160%              177%            107%(i)

(a) From February 15, 2000, since inception of Class, to March 31, 2000.
(b) The per share information was computed based on average shares for the period ended March 31, 2000.
(c) Distribution was a tax return of capital.
(d) The applicable CDSC is not included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, less expenses absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(g) Various expenses of the Class were voluntarily absorbed by INVESCO for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.27% and ratio of net investment loss to average net assets would have been (2.50%).
(h) Annualized
(i) Portfolio Turnover is calculated at the Fund level. Represents the period from November 1, 1999 to March 31, 2000.

                                                                                                                        PERIOD ENDED
                                                                                  YEAR ENDED MARCH 31                     MARCH 31
                                                                         -----------------------------------------------------------
                                                                               2003                 2002                   2001(a)
HEALTH SCIENCES FUND--CLASS K
PER SHARE DATA
Net Asset Value--Beginning of Period                                      $   46.98            $   45.43              $   55.84
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)                                          (0.23)               (0.48)                 (0.22)
Net Investment Loss
Net Gains or (Losses) on Securities (Both Realized and Unrealized)            (8.94)                2.05                 (10.19)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                              (9.17)                1.57                 (10.41)
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                               0.00                 0.02(c)                0.00
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                            $   37.81            $   46.98              $   45.43
====================================================================================================================================

TOTAL RETURN                                                                 (19.50%)               3.42%                (18.64%)(d)

RATIOS
Net Assets--End of Period ($000 Omitted)                                  $   1,990            $   2,405              $       1
Ratio of Expenses to Average Net Assets(e)                                     2.07%                1.71%                  3.62%(f)
Ratio of Net Investment Loss to Average Net Assets                            (1.29%)              (1.09%)                (2.75%)(f)
Portfolio Turnover Rate                                                         179%                 160%                   177%(g)

(a) From December 1, 2000, since inception of Class, to March 31, 2001.
(b) The per share information was computed based on average shares for the year ended March 31, 2002.
(c) Distribution was a tax return of capital.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended March 31, 2001.

                                                                                            PERIOD ENDED
                                                            YEAR ENDED MARCH 31               MARCH 31         YEAR ENDED OCTOBER 31
                                               -------------------------------------------------------------------------------------
                                                     2003          2002          2001          2000(a)          1999          1998
LEISURE FUND--INVESTOR CLASS
PER SHARE DATA
Net Asset Value--Beginning of Period           $    38.95    $    37.13    $    47.12    $    43.21       $    27.92    $    27.21
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT                              (0.23)        (0.03)        (0.00)        (0.13)           (0.00)        (0.00)
  OPERATIONS(b)
Net Investment Loss(c)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                    (7.89)         2.21         (3.05)         7.27            17.20          3.69
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                    (8.12)         2.18         (3.05)         7.14            17.20          3.69
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                     0.00          0.36          6.94          3.23             1.91          2.98
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                 $    30.83    $    38.95    $    37.13    $    47.12       $    43.21    $    27.92
====================================================================================================================================

TOTAL RETURN                                       (20.87%)        6.01%        (5.50%)       17.34%(d)        65.13%        15.16%

RATIOS
Net Assets--End of Period ($000 Omitted)       $  536,108    $  799,465    $  607,428    $  549,523       $  443,348    $  228,681
Ratio of Expenses to Average Net Assets(e)           1.50%         1.40%         1.36%         1.28%(f)         1.44%         1.41%
Ratio of Net Investment Loss
  to Average Net Assets                             (0.69%)       (0.64%)       (0.51%)       (0.65%)(f)       (0.68%)       (0.09%)
Portfolio Turnover Rate                                20%           27%           28%           23%(d)           35%           31%

(a) From November 1, 1999 to March 31, 2000.
(b) The per share information was computed based on average shares for the year ended March 31, 2003 and the period ended March 31,
    2000.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended March 31, 2001 and the years ended
    October 31, 1999 and 1998.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution, and transfer agent fees).
(f) Annualized

                                                                                          CLASS A                          CLASS B

                                                                                         YEAR ENDED                       YEAR ENDED
                                                                                          MARCH 31                         MARCH 31
------------------------------------------------------------------------------------------------------------------------------------
LEISURE FUND--CLASS A & CLASS B                                                             2003(a)                          2003(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                                  $    38.96                       $    38.96
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)                                                       (0.17)                           (0.38)
Net Investment Loss
Net Losses on Securities (Both Realized and Unrealized)                                    (7.91)                           (7.93)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                           (8.08)                           (8.31)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                                        $    30.88                       $    30.65
====================================================================================================================================

TOTAL RETURN(c)                                                                           (20.74%)                         (21.33%)

RATIOS
Net Assets--End of Period  ($000 Omitted)                                             $   27,175                       $    8,268
Ratio of Expenses to Average Net Assets(d)(e)                                               1.42%                            2.14%
Ratio of Net Investment Loss to  Average Net Assets(e)                                     (0.56%)                          (1.29%)
Portfolio Turnover Rate                                                                       20%                              20%

(a) Class commenced operations on April 1, 2002.
(b) The per share information was computed based on average shares.
(c) The applicable sales charges for Class A or CDSC for Class B is not included in the Total Return Calculation.
(d) Ratio is based on Total Expenses of the Class, less Expenses absorbed by INVESCO, if applicable, which is before any expenses offset arrangements (which may include custodian fees).
(e) Various expenses of Class B were voluntarily absorbed by INVESCO for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed for Class B, ratio of expenses to average net assets would have been 2.23% and ratio of net investment loss to average net assets would have been (1.38%).

                                                                                                                        PERIOD ENDED
                                                                                    YEAR ENDED MARCH 31                   MARCH 31
                                                                       -------------------------------------------------------------
                                                                             2003           2002           2001            2000(a)
LEISURE FUND--CLASS C
PER SHARE DATA
Net Asset Value--Beginning of Period                                   $    38.29     $    36.80     $    47.09      $    45.51
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)                                        (0.18)         (0.17)         (0.13)          (0.02)
Net Investment Loss
Net Gains or (Losses) on Securities (Both Realized and Unrealized)          (8.11)          2.02          (3.22)           1.60
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                            (8.29)          1.85          (3.35)           1.58
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                             0.00           0.36           6.94            0.00
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                         $    30.00     $    38.29     $    36.80      $    47.09
====================================================================================================================================

TOTAL RETURN(c)                                                            (21.65%)         5.10%         (6.18%)          3.47%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)                               $   17,768     $   16,307     $    5,388      $       84
Ratio of Expenses to Average Net Assets(e)                                   2.44%          2.26%          2.08%           1.71%(f)
Ratio of Net Investment Loss to Average Net Assets                          (1.62%)        (1.48%)        (1.08%)         (0.42%)(f)
Portfolio Turnover Rate                                                        20%            27%            28%             23%(g)

(a) From February 15, 2000, since inception of Class, to March 31, 2000.
(b) The per share information was computed based on average shares for the period ended March 31, 2000.
(c) The applicable CDSC is not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the period from November 1, 1999 to March 31, 2000.

                                                                                          YEAR ENDED                   PERIOD ENDED
                                                                                           MARCH 31                      MARCH 31
                                                                                       ---------------------------------------------
                                                                                             2003                          2002(a)
LEISURE FUND--CLASS K
PER SHARE DATA
Net Asset Value--Beginning of Period                                                   $    38.98                    $    36.11
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)                                                        (0.06)                        (0.09)
Net Investment Loss
Net Gains or (Losses) on Securities (Both Realized and Unrealized)                          (8.18)                         2.96
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                            (8.24)                         2.87
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                                         $    30.74                    $    38.98
====================================================================================================================================

TOTAL RETURN                                                                               (21.14%)                        7.95%(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                                               $   67,465                    $   62,226
Ratio of Expenses to Average Net Assets(d)(e)                                                1.87%                         1.23%(f)
Ratio of Net Investment Loss to Average Net Assets(e)                                       (1.05%)                       (0.48%)(f)
Portfolio Turnover Rate                                                                        20%                           27%(g)

(a) From December 17, 2001, inception of Class, to March 31, 2002.
(b) The per share information was computed based on average shares for the period ended March 31, 2002.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by INVESCO for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.21% and ratio of net investment loss to average net assets would have been (1.39%).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended March 31, 2002.

                                                                                            PERIOD ENDED
                                                                 YEAR ENDED MARCH 31          MARCH 31          YEAR ENDED JULY 31
                                                        ----------------------------------------------------------------------------
                                                             2003       2002      2001         2000(a)          1999          1998
REAL ESTATE OPPORTUNITY FUND--
  INVESTOR CLASS
PER SHARE DATA
Net Asset Value--Beginning of Period                     $   7.89   $   7.12  $   6.63     $   6.90         $   9.15      $  10.99
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                        0.28       0.24      0.26         0.27             0.33          0.38
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                            (0.37)      0.78      0.48        (0.28)           (1.56)        (0.96)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT  OPERATIONS                           (0.09)      1.02      0.74        (0.01)           (1.23)        (0.58)
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                             0.27       0.25      0.25         0.26             1.02          1.26
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                           $   7.53   $   7.89  $   7.12     $   6.63         $   6.90      $   9.15
====================================================================================================================================

TOTAL RETURN                                                (1.12%)    14.67%    11.05%       (0.03%)(b)      (13.29%)       (6.49%)

RATIOS
Net Assets--End of Period ($000 Omitted)                 $ 20,313   $ 20,345  $ 28,546     $ 20,046         $ 17,406      $ 23,548
Ratio of Expenses to Average Net Assets(c)(d)                1.60%      1.61%     1.60%        1.34%(e)         1.34%         1.22%
Ratio of Net Investment Income to Average Net Assets(d)      3.92%      3.58%     3.52%        5.54%(e)         4.23%         3.53%
Portfolio Turnover Rate                                       248%       196%      338%(f)      272%(b)(f)       697%(f)       258%

(a) From August 1, 1999 to March 31, 2000.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, less Expenses absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of the Class were voluntarily absorbed by INVESCO for the years ended March 31, 2003, 2002, and 2001, the period ended March 31, 2000 and the years ended July 31, 1999 and 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.43%, 2.25%, 2.03%, 2.73% (annualized), 2.76%, and 1.97%, respectively, and ratio of net investment income to average net assets would have been 3.09%, 2.94%, 3.09%, 4.15% (annualized), 2.81%, and
    2.78%, respectively.
(e) Annualized
(f) Portfolio Turnover was greater than expected during the year due to active trading undertaken in response to market conditions.

                                                                                               CLASS A                     CLASS B

                                                                                              YEAR ENDED                  YEAR ENDED
                                                                                               MARCH 31                    MARCH 31
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE OPPORTUNITY FUND--CLASS A & CLASS B                                                 2003(a)                      2003(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                                       $    7.89                    $    7.89
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS                                                               0.28                         0.21
Net Investment Income
Net Losses on Securities (Both Realized and Unrealized)                                        (0.39)                       (0.36)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                               (0.11)                       (0.15)
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                                                0.34                         0.32
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                                             $    7.44                    $    7.42
====================================================================================================================================

TOTAL RETURN(b)                                                                                (1.45%)                      (1.94%)

RATIOS
Net Assets--End of Period  ($000 Omitted)                                                  $   2,409                    $     133
Ratio of Expenses to Average Net Assets(c)(d)                                                   1.66%                        2.36%
Ratio of Net Investment Income to Average Net Assets(d)                                         4.57%                        3.49%
Portfolio Turnover Rate                                                                          248%                         248%

(a) Class commenced operations on April 1, 2002.
(b) The applicable sales charges for Class A or CDSC for Class B is not included in the Total Return calculation.
(c) Ratio is based on Total Expenses of the Class, less expenses absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of Class B were voluntarily absorbed by INVESCO for the year ended March 31, 2003. If such expense had not been voluntarily absorbed for Class B, ratio of expenses to average net assets would have been 3.73% and ratio of net investment income to average net assets would have been 2.12%.

                                                                                                                    PERIOD ENDED
                                                                                      YEAR ENDED MARCH 31               MARCH 31
                                                                           ---------------------------------------------------------
                                                                                2003         2002        2001            2000(a)
REAL ESTATE OPPORTUNITY FUND--CLASS C
PER SHARE DATA
Net Asset Value--Beginning of Period                                       $    7.95    $    7.10   $    6.62       $    6.58
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS                                               0.14         0.14        0.20            0.08
Net Investment Income
Net Gains or (Losses) on Securities (Both Realized and Unrealized)             (0.28)        0.82        0.48            0.06
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                               (0.14)        0.96        0.68            0.14
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                                0.08         0.11        0.20            0.10
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                             $    7.73    $    7.95   $    7.10       $    6.62
====================================================================================================================================

TOTAL RETURN(b)                                                                (1.81%)      13.69%      10.20%           2.10%(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                                   $     838    $     484   $   1,336       $     143
Ratio of Expenses to Average Net Assets(d)(e)                                   2.35%        2.37%       2.26%           1.77%(f)
Ratio of Net Investment Income to Average Net Assets(e)                         3.25%        2.72%       2.90%          19.13%(f)
Portfolio Turnover Rate                                                          248%         196%        338%(g)         272%(g)(h)

(a) From February 15, 2000, since inception of Class, to March 31, 2000.
(b) The applicable CDSC is not included in the Total Return Calculation.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by INVESCO for the years ended March 31, 2003, 2002, and 2001 and the period ended March 31, 2000. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.74%, 2.72%, 2.26%, and 2.04% (annualized), respectively, and ratio of net investment income to average net assets would have been 1.86%, 2.37%, 2.90%, and 18.86% (annualized), respectively.
(f) Annualized
(g) Portfolio Turnover was greater than expected during the year due to active trading undertaken in response to market conditions.
(h) Portfolio Turnover is calculated at the Fund level. Represents the period from August 1, 1999 to March 31, 2000.

                                                                                            PERIOD ENDED
                                                          YEAR ENDED MARCH 31                 MARCH 31         YEAR ENDED OCTOBER 31
                                             ---------------------------------------------------------------------------------------
                                                   2003          2002          2001            2000(a)          1999          1998
TECHNOLOGY FUND--
   INVESTOR CLASS
PER SHARE DATA
Net Asset Value--Beginning of Period          $   30.41   $     35.60   $    101.92     $     58.17      $     28.07   $     35.97
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT                            (0.41)        (0.08)        (0.10)          (0.03)           (0.07)        (0.00)
   OPERATIONS
Net Investment Loss(b)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                 (13.37)        (5.11)       (63.58)          47.69            30.17         (1.45)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                 (13.51)        (5.19)       (63.68)          47.66            30.10         (1.45)
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                   0.00          0.00          2.64            3.91             0.00          6.45
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                $   16.90   $     30.41   $     35.60     $    101.92      $     58.17   $     28.07
====================================================================================================================================

TOTAL RETURN                                     (44.43%       (14.58%)      (63.54%)         85.87%(c)       107.23%        (2.47%)

RATIOS
Net Assets--End of Period ($000 Omitted)      $ 853,530   $ 1,865,251   $ 2,181,879     $ 5,034,087      $ 2,081,613   $ 1,008,771
Ratio of Expenses to Average Net Assets(d)         1.77%         1.37%         0.98%           0.88%(e)         1.20%         1.17%
Ratio of Net Investment Loss
   to Average Net Assets                          (1.46%        (1.08%)       (0.47%)         (0.48%)(e)       (0.79%)       (0.49%)
Portfolio Turnover Rate                             107%           79%           85%             28%(c)          143%          178%

(a) From November 1, 1999 to March 31, 2000.
(b) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended October 31, 1998.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution, and transfer agent fees).
(e) Annualized

                                                                                          CLASS A                          CLASS B

                                                                                         YEAR ENDED                       YEAR ENDED
                                                                                           MARCH 31                        MARCH 31
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND--CLASS A & CLASS B                                                           2003(a)                         2003(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                                    $   30.41                       $   30.41
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)                                                        (0.20)                          (0.27)
Net Investment Loss
Net Losses on Securities (Both Realized and Unrealized)                                    (13.23)                         (13.30)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                           (13.43)                         (13.57)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                                          $   16.98                       $   16.84
====================================================================================================================================

TOTAL RETURN(c)                                                                            (44.16%)                        (44.62%)

RATIOS
Net Assets--End of Period  ($000 Omitted)                                               $   4,460                       $     532
Ratio of Expenses to Average Net Assets(d)(e)                                                1.47%                           2.15%
Ratio of Net Investment Loss to  Average Net Assets(e)                                      (1.12%)                         (1.71%)
Portfolio Turnover Rate                                                                       107%                            107%

(a) Class commenced operations on April 1, 2002.
(b) The per share information was computed based on average shares.
(c) The applicable sales charges for Class A or CDSC for Class B is not included in the Total Return calculation.
(d) Ratio is based on Total Expenses of each Class, less Expenses absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of each Class were voluntarily absorbed by INVESCO for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.51% for Class A and 2.74% for Class B and ratio of net investment loss to average net assets would have been (1.16%) for Class A and (2.30%) for Class B.

                                                                                                                        PERIOD ENDED
                                                                                YEAR ENDED MARCH 31                       MARCH 31
                                                                 -------------------------------------------------------------------
                                                                          2003           2002            2001              2000(a)
TECHNOLOGY FUND--CLASS C
PER SHARE DATA
Net Asset Value--Beginning of Period                                $    29.73     $    35.22      $   101.85        $    95.51
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)                                     (0.62)         (0.22)          (0.18)            (0.15)
Net Investment Loss
Net Gains or (Losses) on Securities (Both Realized and Unrealized)      (12.72)         (5.27)         (63.81)             6.49
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                        (13.34)         (5.49)         (63.99)             6.34
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                          0.00           0.00            2.64              0.00
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                      $    16.39     $    29.73        $ 35.22$            101.85
====================================================================================================================================

TOTAL RETURN(c)                                                         (44.87%)       (15.59%)        (63.89%)            6.63%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)                            $    5,759     $   18,910      $   15,919        $    2,970
Ratio of Expenses to Average Net Assets(e)(f)                             2.69%          2.54%           1.86%             1.45%(g)
Ratio of Net Investment Loss to Average Net Assets(f)                    (2.39%)        (2.26%)         (1.30%)           (1.03%)(g)
Portfolio Turnover Rate                                                    107%            79%             85%               28%(h)

(a) From February 15, 2000, since inception of Class, to March 31, 2000.
(b) The per share information was computed based on average shares for the period ended March 31, 2000.
(c) The applicable CDSC is not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, less Expenses absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f) Various expenses of the Class were voluntarily absorbed by INVESCO for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.95%, and ratio of net investment loss to average net assets would have been (3.65%).
(g) Annualized
(h) Portfolio Turnover is calculated at the Fund level. Represents the period from November 1, 1999 to March 31, 2000.

                                                                                                                      PERIOD ENDED
                                                                                  YEAR ENDED MARCH 31                  MARCH 31
                                                                          ----------------------------------------------------------
                                                                                2003                2002                2001(a)
TECHNOLOGY FUND--CLASS K
PER SHARE DATA
Net Asset Value--Beginning of Period                                      $    30.22          $    35.09            $     60.01
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)                                           (0.07)              (0.27)                 (0.82)
Net Investment Loss
Net Losses on Securities (Both Realized and Unrealized)                       (13.37)              (4.60)                (24.10)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                              (13.44)              (4.87)                (24.92)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                            $    16.78          $    30.22            $     35.09
====================================================================================================================================

TOTAL RETURN                                                                  (44.47%)            (13.85%)               (41.54%)(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                                  $   22,156          $   27,147            $      1
Ratio of Expenses to Average Net Assets(d)(e)                                   1.88%               1.28%                  5.18%(f)
Ratio of Net Investment Loss to Average Net Assets(e)                          (1.55%)             (1.15%)                (4.67%)(f)
Portfolio Turnover Rate                                                          107%                 79%                 85%(g)

(a) From December 1, 2000, since inception of Class, to March 31, 2001.
(b) The per share information was computed based on average shares for the year ended March 31, 2002.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses absorbed by INVESCO , if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by INVESCO for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.49%, and ratio of net investment loss to average net assets would have been (2.16%).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended March 31, 2001.

                                                                                              PERIOD ENDED
                                                              YEAR ENDED MARCH 31               MARCH 31         YEAR ENDED JULY 31
                                                    --------------------------------------------------------------------------------
                                                         2003        2002          2001          2000(a)          1999        1998
TELECOMMUNICATIONS FUND--
   INVESTOR CLASS
PER SHARE DATA
Net Asset Value--Beginning of Period                $   12.36   $   23.89   $     64.42   $     31.80      $     19.60   $   15.31
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS(b)
Net Investment Income (Loss)(c)                         (0.04)      (0.11)        (0.16)        (0.10)           (0.00)       0.01
Net Gains or (Losses)  on Securities
  (Both Realized and Unrealized)                        (4.36)     (11.42)       (38.91)        32.87            12.57        5.32
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                        (4.40)     (11.53)       (39.07)        32.77            12.57        5.33
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                         0.00        0.00          1.46          0.15             0.37        1.04
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                      $    7.96   $   12.36   $     23.89   $     64.42      $     31.80   $   19.60
====================================================================================================================================

TOTAL RETURN                                           (35.60%)    (48.26%)      (61.42%)      103.25%(d)        65.52%      36.79%

RATIOS
Net Assets--End of Period ($000 Omitted)            $ 274,947   $ 573,969   $ 1,486,660   $ 4,125,890      $ 1,029,256   $ 276,577
Ratio of Expenses to Average Net Assets(e)(f)            1.81%       1.70%         1.10%         0.99%(g)         1.24%       1.32%
Ratio of Net Investment Loss to Average
  Net Assets(f)                                         (0.49%)     (0.57%)       (0.32%)       (0.32%)(g)       (0.49%)     (0.16%)
Portfolio Turnover Rate                                   137%         91%           61%           24%(d)           62%         55%

(a) From August 1, 1999 to March 31, 2000.
(b) The per share information was computed based on average shares for the years ended March 31, 2003, 2002 and 2001 and the period ended March 31, 2000.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended July 31, 1999.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, less Expenses absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian, distribution, and transfer agent fees).
(f) Various expenses of the Class were voluntarily absorbed by INVESCO for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.76%, and ratio of net investment loss to average net assets would have been (1.44%).
(g) Annualized

                                                                                            CLASS A                        CLASS B

                                                                                           YEAR ENDED                     YEAR ENDED
                                                                                            MARCH 31                       MARCH 31
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS FUND--CLASS A & CLASS B                                                   2003(a)                        2003(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                                     $  12.36                       $  12.36
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS                                                           (0.08)                         (0.03)
Net Investment Loss
Net Losses on Securities (Both Realized and Unrealized)                                     (4.36)                         (4.44)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                            (4.44)                         (4.47)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                                           $   7.92                       $   7.89
====================================================================================================================================

TOTAL RETURN(b)                                                                            (35.92%)                       (36.17%)

RATIOS
Net Assets--End of Period  ($000 Omitted)                                                $    326                       $     16
Ratio of Expenses to Average Net Assets(c)(d)                                                1.66%                          2.57%
Ratio of Net Investment Loss to Average Net Assets(d)                                       (0.65%)                        (1.44%)
Portfolio Turnover Rate                                                                       137%                           137%

(a) Class commenced operations on April 1, 2002.
(b) The applicable sales charges for Class A or CDSC for Class B is not included in the Total Return calculation.
(c) Ratio is based on Total Expenses of the Class, less Expenses absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of Class B were voluntarily absorbed by INVESCO for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed for Class B, ratio of expenses to average net assets would have been 12.15% and ratio of net investment loss to average net assets would have been (11.02%).

                                                                                                                        PERIOD ENDED
                                                                                      YEAR ENDED MARCH 31                 MARCH 31
                                                                        ------------------------------------------------------------
                                                                               2003          2002           2001           2000(a)
TELECOMMUNICATIONS FUND--CLASS C
PER SHARE DATA
Net Asset Value--Beginning of Period                                     $    12.10    $    23.70     $    64.37     $    59.28
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                           (0.34)        (0.04)         (0.13)         (0.06)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)            (4.04)       (11.56)        (39.08)          5.15
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                              (4.38)       (11.60)        (39.21)          5.09
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                               0.00          0.00           1.46           0.00
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                           $     7.72    $    12.10     $    23.70     $    64.37
====================================================================================================================================

TOTAL RETURN(c)                                                              (36.20%)      (48.95%)       (61.69%)         8.59%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)                                 $    2,188    $   10,392     $   11,980     $    2,530
Ratio of Expenses to Average Net Assets(e)(f)                                  2.63%         2.60%          1.99%          1.49%(g)
Ratio of Net Investment Loss to Average Net Assets(f)                         (1.18%)       (1.52%)        (1.18%)        (0.86%)(g)
Portfolio Turnover Rate                                                         137%           91%            61%            24%(h)

(a) From February 15, 2000, since inception of Class, to March 31, 2000.
(b) The per share information was computed based on average shares for the period ended March 31, 2000.
(c) The applicable CDSC is not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, less Expenses absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f) Various expenses of the Class were voluntarily absorbed by INVESCO for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed , ratio of expenses to average net assets would have been 5.76% and ratio of net investment loss to average net assets would have been (4.31%).
(g) Annualized
(h) Portfolio Turnover is calculated at the Fund level. Represents the period from August 1, 1999 to March 31, 2000.

                                                                                                                        PERIOD ENDED
                                                                                     YEAR ENDED MARCH 31                  MARCH 31
                                                                               -----------------------------------------------------
                                                                                   2003               2002                 2001(a)
TELECOMMUNICATIONS FUND--CLASS K
PER SHARE DATA
Net Asset Value--Beginning of Period                                           $  12.30           $  23.80             $  36.43
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                               (0.02)             (0.15)               (0.19)
Net Losses on Securities (Both Realized and Unrealized)                           (4.38)            (11.35)              (12.44)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT  OPERATIONS                                                 (4.40)            (11.50)              (12.63)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                                 $   7.90           $  12.30             $  23.80
====================================================================================================================================

TOTAL RETURN                                                                     (35.77%)           (48.32%)             (34.67%)(c)

RATIOS
Net Assets--End of Period  ($000 Omitted)                                      $    666           $    864             $      1
Ratio of Expenses to  Average Net Assets(d)(e)                                 $   2.06%              2.21%                2.30%(f)
Ratio of Net Investment Loss to Average Net Assets(e)                             (0.77%)            (1.32%)              (1.52%)(f)
Portfolio Turnover Rate                                                             137%                91%                  61%(g)

(a) From December 1, 2000, since inception of Class, to March 31, 2001.
(b) The per share information was computed based on average shares for the year ended March 31, 2002.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by INVESCO for the year ended March 31, 2003 and 2002 and the period ended March 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.30%, 2.42% and 3.38% (annualized), respectively, and ratio of net investment loss to average net assets would have been
    (2.01%), (1.53%) and (2.60%) (annualized), respectively.
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended March 31, 2001.

                                                                                               PERIOD ENDED
                                                             YEAR ENDED MARCH 31                 MARCH 31      YEAR ENDED OCTOBER 31
                                                 -----------------------------------------------------------------------------------
                                                     2003           2002          2001            2000(a)         1999         1998
UTILITIES FUND--
   INVESTOR CLASS
PER SHARE DATA
Net Asset Value--Beginning of Period             $  10.66      $   16.20     $   20.42       $   17.68       $   14.73    $   12.42
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT                               0.23           0.15          0.13            0.04            0.17         0.30
  OPERATIONS
Net Investment Income
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                    (2.46)         (5.54)        (3.22)           3.95            3.20         2.56
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                    (2.23)         (5.39)        (3.09)           3.99            3.37         2.86
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                     0.24(b)        0.15          1.13            1.25            0.42         0.55
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                   $   8.19      $   10.66     $   16.20       $   20.42       $   17.68    $   14.73
====================================================================================================================================

TOTAL RETURN                                       (20.99%)       (33.34%)      (15.18%)         23.99%(c)       23.22%       23.44%

RATIOS
Net Assets--End of Period ($000
Omitted)                                         $ 72,749      $ 124,578     $ 232,877       $ 260,554       $ 223,334    $ 177,309
Ratio of Expenses to Average Net Assets(d)(e)        1.30%          1.30%         1.30%           1.24%(f)        1.26%        1.29%
Ratio of Net Investment Income to
  Average Net Assets(e)                              2.63%          1.09%         0.74%           0.50%(f)        1.02%        1.82%
Portfolio Turnover Rate                                64%            56%           49%             18%(c)          32%          47%

(a) From November 1, 1999 to March 31, 2000.
(b) Dividends and Distributions included a tax return of capital which aggregated less than $0.01 on a per share basis.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian, distribution, and transfer agent fees).
(e) Various expenses of the Class were voluntarily absorbed by INVESCO for the years ended March 31, 2003, 2002 and 2001, the period ended March 31, 2000 and the years ended October 31, 1999, and 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.90%, 1.57%, 1.40%, 1.33% (annualized), 1.43% and 1.36%, respectively, and ratio of net investment income to average net assets would have been 2.03%, 0.82%, 0.64%, 0.41% (annualized), 0.85% and 1.75%, respectively.
(f) Annualized

                                                                                       CLASS A           CLASS B

                                                                                           YEAR ENDED                    YEAR ENDED
                                                                                            MARCH 31                       MARCH 31
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES FUND--CLASS A & CLASS B                                                            2003(a)                        2003(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                                     $  10.66                       $  10.66
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS                                                            0.16                           0.13
Net Investment Income
Net Losses on Securities (Both Realized and Unrealized)                                     (2.40)                         (2.43)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                            (2.24)                         (2.30)
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENTS AND DISTRIBUTIONS                                                             0.29(b)                        0.21(b)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                                           $   8.13                       $   8.15
====================================================================================================================================

TOTAL RETURN(c)                                                                            (21.05%)                       (21.67%)

RATIOS
Net Assets--End of Period  ($000 Omitted)                                                $    450                       $    193
Ratio of Expenses to Average Net Assets(d)(e)                                                1.41%                          2.14%
Ratio of Net Investment Income to Average Net Assets(e)                                      2.79%                          1.84%
Portfolio Turnover Rate                                                                        64%                            64%

(a) Class commenced operations on April 1, 2002.
(b) Dividends and Distributions included a tax return of capital which aggregated less than $0.01 on a per share basis.
(c) The applicable sales charges for Class A or CDSC for Class B is not included in the Total Return calculation.
(d) Ratio is based on Total Expenses of the Class, less Expenses absorbed by INVESCO, which is before any expenses offset arrangements (which may include custodian fees).
(e) Various expenses of each Class were voluntarily absorbed by INVESCO for the years ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.74% for Class A and 2.69% for Class B and ratio of net investment income to average net assets would have been 2.46% for Class A and 1.29% for Class B.

                                                                                                                        PERIOD ENDED
                                                                                    YEAR ENDED MARCH 31                   MARCH 31
                                                                        ------------------------------------------------------------
                                                                             2003          2002           2001             2000(a)
UTILITIES FUND--CLASS C
PER SHARE DATA
Net Asset Value--Beginning of Period                                    $   10.63     $   16.08      $   20.40        $   19.91
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)                                         0.15          0.03          (0.00)           (0.01)
Net Investment Income (Loss)(c)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                                            (2.47)        (5.48)         (3.22)            0.52
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                            (2.32)        (5.45)         (3.22)            0.51
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                             0.09          0.00           1.10             0.02
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                          $    8.22     $   10.63      $   16.08        $   20.40
====================================================================================================================================

TOTAL RETURN(d)                                                            (21.85%)      (33.87%)       (15.83%)           2.58%(e)

RATIOS
Net Assets--End of Period ($000 Omitted)                                $     667     $   1,799      $   3,579        $     248
Ratio of Expenses to Average Net Assets(f)(g)                                2.05%         2.04%          2.07%            1.83%(h)
Ratio of Net Investment Income (Loss) to Average Net Assets(g)               1.75%         0.32%         (0.02%)          (0.32%)(h)
Portfolio Turnover Rate                                                         64%           56%            49%              18%(i)

(a) From February 15, 2000, since inception of Class, to March 31, 2000.
(b) The per share information was computed based on average shares for the year ended March 31, 2001.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended March 31, 2001.
(d) The applicable CDSC is included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(g) Various expenses of the Class were voluntarily absorbed by INVESCO for the years ended March 31, 2003, 2002, and 2001 and the period ended March 31, 2000. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.70%, 2.45%, 2.11% and 1.83% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been 0.10% (0.09%), (0.06%) and (0.32%) (annualized), respectively.
(h) Annualized
(i) Portfolio Turnover is calculated at the Fund level. Represents the period from November 1, 1999 to March 31, 2000.

JULY 31, 2003

INVESCO SECTOR FUNDS, INC.
INVESCO ENERGY FUND--INVESTOR CLASS, CLASS A, B, C, AND K
INVESCO FINANCIAL SERVICES FUND--INVESTOR CLASS, CLASS A, B, C, AND K INVESCO GOLD & PRECIOUS METALS FUND--INVESTOR CLASS, CLASS A, B, AND C INVESCO HEALTH SCIENCES FUND--INVESTOR CLASS, CLASS A, B, C, AND K INVESCO LEISURE FUND--INVESTOR CLASS, CLASS A, B, C, AND K
INVESCO REAL ESTATE OPPORTUNITY FUND--INVESTOR CLASS, CLASS A, B, AND C INVESCO TECHNOLOGY FUND--INVESTOR CLASS, CLASS A, B, C, AND K
INVESCO TELECOMMUNICATIONS FUND--INVESTOR CLASS, CLASS A, B, C, AND K INVESCO UTILITIES FUND--INVESTOR CLASS, CLASS A, B, AND C

You may obtain additional information about the Funds from several sources:

FINANCIAL REPORTS. Although this Prospectus describes the Funds' anticipated investments and operations, the Funds also prepare annual and semiannual reports that detail the Funds' actual investments at the report date. These reports include discussion of each Fund's recent performance, as well as the effect of market and general economic trends and a Fund's investment strategy on each Fund's performance. The annual report also includes the report of the Funds' independent accountants.

STATEMENT OF ADDITIONAL INFORMATION. The SAI dated July 31, 2003 is a supplement to this Prospectus and has detailed information about the Funds and their investment policies and practices. A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

INTERNET. The current Prospectuses of the Funds may be accessed through the INVESCO Web site at invescofunds.com. In addition, the Prospectuses, SAI, annual report, and semiannual report of the Funds are available on the SEC Web site at www.sec.gov.

To obtain a free copy of the current Prospectuses, SAI, annual report, or semiannual report, write to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739; or call 1-800-347-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090. This information can be obtained by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Funds are 811-3826 and 002-85905.


811-3826

PROSPECTUS | JULY 31, 2003
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO SECTOR FUNDS, INC.
INVESCO TECHNOLOGY FUND -
INSTITUTIONAL CLASS

A NO-LOAD CLASS OF SHARES OF A MUTUAL FUND DESIGNED FOR INVESTORS SEEKING LONG-TERM GROWTH FROM THE TECHNOLOGY SECTOR.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks.... 2
Fund Performance........................... 3
Fees And Expenses.......................... 4
Investment Risks........................... 4
Principal Risks Associated With The Fund... 5
Temporary Defensive Positions.............. 6
Portfolio Turnover......................... 6
Fund Management............................ 7
Portfolio Manager.......................... 7
Potential Rewards.......................... 7
Share Price................................ 8
How To Buy Shares.......................... 8
Your Account Services......................10
How To Sell Shares.........................10
Taxes......................................11
Dividends And Capital Gain Distributions ..12
Financial Highlights ......................13


                           [INVESCO ICON] INVESCO (R)


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THE FUND. LIKEWISE, THE COMMISSION HAS NOT DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

INVESCO Funds Group, Inc. ("INVESCO") is the investment advisor for the Fund. Together with our affiliated companies, we at INVESCO direct all aspects of the management and sale of the Fund.

This Prospectus contains important information about the Fund's Institutional Class shares, which are offered only to institutional investors and qualified retirement plans. The Fund also offers one or more additional classes of shares through a separate prospectus. Each of the Fund's classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you based on how much you plan to invest and other relevant factors discussed in "How To Buy Shares." To obtain additional information about other classes of shares, contact A I M Distributors, Inc. ("ADI") at 1-800-347-4246.

THIS PROSPECTUS WILL TELL YOU MORE ABOUT:

[KEY ICON]      INVESTMENT GOALS & STRATEGIES
[ARROWS ICON]   POTENTIAL INVESTMENT RISKS
[GRAPH ICON]    PAST PERFORMANCE
[INVESCO ICON]  WORKING WITH INVESCO
--------------------------------------------------------------------------------
[KEY ICON]  [ARROWS ICON]  INVESTMENT GOALS, STRATEGIES, AND RISKS

FOR MORE DETAILS ABOUT THE FUND'S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.

The Fund seeks capital growth. It is actively managed. The Fund invests primarily in equity securities that INVESCO believes will rise in price faster than other securities, as well as options and other investments whose values are based upon the values of equity securities.

The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, various applied technologies, hardware, software, semiconductors, telecommunications equipment and services, and service-related companies in information technology. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. At any given time, 20% of the Fund's assets is not required to be invested in the sector. To determine whether a potential investment is truly doing business in the technology sector, a company must meet at least one of the following tests:

o At least 50% of its gross income or its net sales must come from activities in the technology sector;
o At least 50% of its assets must be devoted to producing revenues from the technology sector; or
o Based on other available information, we determine that its primary business is within the technology sector.

INVESCO uses a research-oriented "bottom-up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes strongly managed companies that INVESCO believes will generate above-average long-term capital appreciation.

A core portion of the Fund's portfolio is invested in market-leading technology companies among various subsectors in the technology universe that we believe will maintain or improve their market share regardless of overall economic conditions. These companies are leaders in their field and are believed to have a strategic advantage over many of their competitors. The remainder of the Fund's portfolio consists of faster-growing, more volatile technology companies that INVESCO believes to be emerging leaders in their fields. The market prices of these companies tend to rise and fall more rapidly than those of larger, more established companies.

Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.

As a sector fund, the portfolio is concentrated in a comparatively narrow segment of the economy. This means the Fund's investment concentration in a sector is higher than most mutual funds and the broad securities markets. Consequently, the Fund tends to be more volatile than other mutual funds and the value of the portfolio investments and consequently an investment in the Fund tend to go up and down more rapidly.

The Fund is subject to other principal risks such as market, foreign securities, liquidity, derivatives, counterparty, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that you may lose money on your investment in the Fund.

[GRAPH ICON]  FUND PERFORMANCE

The bar chart below shows the Fund's Institutional Class shares' actual yearly performance (commonly known as its "total return") for the years ended December 31 since inception. The table below shows pre-tax and after-tax average annual total returns for various periods ended December 31, 2002 for the Fund compared to the S&P 500 Index.

After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax returns shown are not relevant.

The information in the bar chart and table illustrates the variability of the Fund's Institutional Class shares' total return and how its performance compared to a broad measure of market performance. Remember, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

--------------------------------------------------------------------------------
                      TECHNOLOGY FUND--INSTITUTIONAL CLASS
                      ACTUAL ANNUAL TOTAL RETURN(1),(2),(3)
================================================================================
                                [GRAPHIC OMITTED]
     '99              '00               '01               '02
     146.17%          (22.50%)          (45.18%)          (46.78%)
--------------------------------------------------------------------------------
Best Calendar Qtr.    12/99       66.90%
Worst Calendar Qtr.    9/01     (41.35%)
--------------------------------------------------------------------------------


================================================================================
                                              AVERAGE ANNUAL TOTAL RETURN
                                                     AS OF 12/31/02
--------------------------------------------------------------------------------
                                                   1 YEAR        SINCE INCEPTION
Technology Fund--Institutional Class(1),(2)
  Return Before Taxes                             (46.78%)        (12.82%)(3)
  Return After Taxes on Distributions             (46.78%)        (13.38%)
   Return After Taxes on Distributions
   and Sale of Fund Shares                        (28.72%)        (9.21%)

S&P 500 Index(4)
  (reflects no deduction for fees,
    expenses or taxes)                            (22.09%)        (6.77%)(3)

(1) Total return figures include reinvested dividends and capital gain distributions and the effect of the Institutional Class expenses.

(2) Return before taxes for Institutional Class shares of the Fund year-to-date as of the calendar quarter ended June 30, 2003 was 18.30%.
(3) Since inception of Institutional Class of shares on December 22, 1998. Index comparison begins on December 31, 1998.
(4) The S&P 500 Index is an unmanaged index considered representative of the performance of the broad U.S. stock market. Please keep in mind that the index does not pay brokerage, management, or administrative expenses, all of which are paid by the Institutional Class and are reflected in its annual returns.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT

You pay no fees to purchase Institutional Class shares of the Fund, to exchange to another INVESCO Fund, or to sell your shares. Accordingly, no fees are paid directly from your shareholder account.

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

INVESCO TECHNOLOGY FUND--INSTITUTIONAL CLASS
Management Fees                                                       0.60%
Distribution and Service (12b-1) Fees                                 None
Other Expenses(1),(2)                                                 0.30%
                                                                      ----
Total Annual Fund Operating Expenses(1),(2)                           0.90%
                                                                      ====

(1) The Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown, because its custodian fees were reduced under expense offset arrangements.
(2) INVESCO is entitled to reimbursement from the class for fees and expenses absorbed pursuant to a voluntary expense limitation commitment between INVESCO and the Fund if such reimbursement does not cause a class to exceed the expense limitation and the reimbursement is made within three years after INVESCO incurred the expense. The voluntary expense limitation may be changed at any time following consultation with the board of directors.


EXPENSE EXAMPLE

The Example is intended to help you compare the cost of investing in the Institutional Class shares of the Fund to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in the Institutional Class shares of the Fund for the time periods indicated and redeemed all of your shares at the end of each period. The Example also assumes that your investment had a hypothetical 5% return each year, and that the Fund's Institutional Class shares' operating expenses remain the same. Although the actual costs and performance of the Fund 's Institutional Class shares may be higher or lower, based on these assumptions your costs would be:

          1 YEAR          3 YEARS          5 YEARS          10 YEARS
          $92             $287             $498             $1,108

[ARROWS ICON]  INVESTMENT RISKS

BEFORE INVESTING IN THE FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including the Fund, are:

NOT INSURED. Mutual funds are not insured by the FDIC or any other agency, unlike bank deposits such as CDs or savings accounts.

NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.

VOLATILITY. The price of your mutual fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.

NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Fund is designed to be only a part of your personal investment plan.

[ARROWS ICON]  PRINCIPAL RISKS ASSOCIATED WITH THE FUND

You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

MARKET RISK

Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.

FOREIGN SECURITIES RISKS

Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks. The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

     CURRENCY RISK. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value.

     POLITICAL RISK. Political actions, events, or instability may result in unfavorable changes in the value of a security.

     REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

     DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

LIQUIDITY RISK

The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

DERIVATIVES RISK

A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options and futures contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.

Options and futures are common types of derivatives that the Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A future is an agreement to buy or sell a security or other instrument, index, or commodity at a specific price on a specific date. The use of options and futures may increase the performance of the Fund, but may also increase the market risk. Other types of derivatives include swaps, caps, floors, and collars.

COUNTERPARTY RISK

This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

LACK OF TIMELY INFORMATION RISK

Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

                     --------------------------------------

Although the Fund generally invests in equity securities of companies in the technology sector, the Fund also may invest in other types of securities and other financial instruments, indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

--------------------------------------------------------------------------------
INVESTMENT                                       RISKS
--------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS (ADRs)
These are securities issued by U.S.              Market, Information, Political,
banks that represent shares of                   Regulatory, Diplomatic,
foreign corporations held by those               Liquidity, and Currency Risks
banks. Although traded in U.S.
securities markets and valued in
U.S. dollars, ADRs carry most of
the risks of investing directly in
foreign securities.
--------------------------------------------------------------------------------
FUTURES
A futures contract is an agreement               Market, Liquidity, and
to buy or sell a specific amount of              Derivatives Risks
a financial instrument (such as an
index option) at a stated price on
a stated date. The Fund may use
futures contracts to provide
liquidity and to hedge portfolio
value.
--------------------------------------------------------------------------------
OPTIONS
The obligation or right to deliver               Information, Liquidity, and
or receive a security or other                   Derivatives Risks
instrument, index, or commodity, or
cash payment depending on the price
of the underlying security or the
performance of an index or other
benchmark. Includes options on
specific securities and stock
indices, and options on stock index
futures. May be used in the Fund's
portfolio to provide liquidity and
hedge portfolio value.
--------------------------------------------------------------------------------
OTHER FINANCIAL INSTRUMENTS
These may include forward                        Counterparty, Currency,
contracts, swaps, caps, floors, and              Liquidity, Market, and
collars. They may be used to try to              Regulatory Risks
manage the Fund's foreign currency
exposure and other investment
risks, which can cause its net
asset value to rise or fall. The
Fund may use these financial
instruments, commonly known as
"derivatives," to increase or
decrease its exposure to changing
securities prices, interest rates,
currency exchange rates, or other
factors.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A contract under which the seller                Counterparty Risk
of a security agrees to buy it back
at an agreed-upon price and time in
the future.
--------------------------------------------------------------------------------

[ARROWS ICON]  TEMPORARY DEFENSIVE POSITIONS

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like shortterm U.S. government obligations, commercial paper or repurchase agreements, even though that is not the normal investment strategy of the Fund. We have the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

[ARROWS ICON]  PORTFOLIO TURNOVER

We actively manage and trade the Fund's portfolio. Therefore, the Fund may have a higher portfolio turnover rate than many other mutual funds. The Fund's portfolio turnover rate was 107% for the fiscal year ended March 31, 2003. The increase in the Fund's portfolio turnover rate was greater than expected during the year due to active trading undertaken in response to market conditions.

A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of the securities in its portfolio two times in the course of a year. A comparatively high turnover rate may affect the Fund's performance because it results in higher brokerage commissions.

[INVESCO ICON]  FUND MANAGEMENT

INVESTMENT ADVISOR

INVESCO IS A SUBSIDIARY OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $318.5 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.

INVESCO, located at 4350 South Monaco Street, Denver, Colorado, is the investment advisor of the Fund. INVESCO was founded in 1932 and manages over $17 billion for 2,848,927 shareholder accounts in 47 INVESCO mutual funds as of March 31, 2003. INVESCO performs a wide variety of other services for the Fund, including administrative and transfer agency functions (the processing of purchases, sales, and exchanges of Fund shares).

ADI is the Fund's distributor and is responsible for the sale of the Fund's shares.

INVESCO and ADI are subsidiaries of AMVESCAP PLC.

The following table shows the fee the Fund paid to INVESCO for its advisory services in the fiscal year ended March 31, 2003.

--------------------------------------------------------------------------------
                              ADVISORY FEE AS A PERCENTAGE OF AVERAGE ANNUAL NET
     FUND                                  ASSETS UNDER MANAGEMENT
--------------------------------------------------------------------------------
     Technology                                     0.60%

[INVESCO ICON]  PORTFOLIO MANAGER

The following individuals are primarily responsible for the daytoday management of the Fund:

WILLIAM R. KEITHLER, Director of Sector Management and a senior vice president of INVESCO, is the lead portfolio manager of Technology Fund and heads the Technology Team at INVESCO. Before rejoining INVESCO in 1998, Bill was a portfolio manager with Berger Associates, Inc. He is a CFA charterholder. Bill holds an M.S. from the University of Wisconsin - Madison and a B.A. from Webster College.

CHRIS DRIES is the Assistant Portfolio Manager for the INVESCO Technology Fund. Chris joined INVESCO in 1993, and was promoted to the investment division in 1995. He previously held the position of manager of investment operations for the investment division at INVESCO. Chris received his master's degree in finance from the University of Colorado at Denver and his bachelor's degree in finance from University of Colorado at Boulder.

[INVESCO ICON]  POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUND FOR SHORT-TERM TRADING PURPOSES.

The Fund offers shareholders the potential to increase the value of their capital over time. Like most mutual funds, the Fund seeks to provide higher returns than the market or its competitors, but cannot guarantee that performance. While the Fund invests in a single targeted market sector, it seeks to minimize risk by investing in many different companies.

SUITABILITY FOR INVESTORS

Only you can determine if an investment in the Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. In general, the Fund is most suitable for investors who:
o  are willing to grow their capital over the long-term (at least five years).
o can accept the additional risks and volatility associated with sector investing.
o understand that shares of the Fund can, and likely will, have daily price fluctuations.
o are investing through tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts ("IRAs"), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Fund if you are:
o  primarily seeking current dividend income.
o unwilling to accept potentially significant changes in the price of Fund shares.
o  speculating on short-term fluctuations in the stock markets.

[INVESCO ICON]  SHARE PRICE

CURRENT MARKET VALUE OF FUND ASSETS
+ ACCRUED INTEREST AND DIVIDENDS
- FUND DEBTS,
INCLUDING ACCRUED EXPENSES
--------------------------
/ NUMBER OF SHARES
= YOUR SHARE PRICE (NAV)

The value of your Fund shares is likely to change daily. This value is known as the Net Asset Value per share, or NAV. INVESCO determines the market value of each investment in the Fund's portfolio each day that the New York Stock Exchange ("NYSE") is open, at the close of the regular trading day on that exchange (normally 4:00 p.m. Eastern time), except that securities traded primarily on the Nasdaq Stock Market ("Nasdaq") are normally valued by a Fund at the Nasdaq Official Closing Price provided by Nasdaq each business day. Shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends, most national holidays in the U.S and Good Friday.

NAV is calculated by adding together the current market price of all of the Fund's investments and other assets, including accrued interest and dividends; subtracting the Fund's debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund's outstanding shares. Because the Institutional Class's expenses vary from other classes of the Fund, NAV is calculated separately for that class.

All purchases, sales, and exchanges of Fund shares are made by INVESCO at the NAV next calculated after INVESCO receives proper instructions from you. Your instructions must be received by INVESCO no later than the close of the NYSE to effect transactions at that day's NAV. If INVESCO receives instructions from you after that time, your instructions will be processed at the NAV calculated after receipt of these instructions. Financial institutions that process customer transactions through the National Securities Clearing Corporation's Fund/SERV and Networking facilities must obtain their customers' permission for each transaction, and each financial institution retains responsibility to its customers for any errors or irregularities related to these transactions.

Foreign securities exchanges, which set the prices for foreign securities held by the Fund, are not always open the same days as the NYSE, and may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE and not by overseas exchanges. In this situation, the Fund would not calculate NAV on Thanksgiving Day (and INVESCO would not buy, sell, or exchange shares for you on that day), even though activity on foreign exchanges could result in changes in the value of investments held by the Fund on that day.

[INVESCO ICON]  HOW TO BUY SHARES

TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY 4:00 P.M. EASTERN TIME.

The Fund offers multiple classes of shares. The chart in this section shows several convenient ways to invest in the Institutional Class shares of the Fund if you invest directly through INVESCO.

There is no charge to invest, exchange, or redeem shares when you make transactions directly through INVESCO. However, if you invest in the Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for purchases of Fund shares. For all new accounts, please send a completed application form, and specify the fund or funds and the class or classes of shares you wish to purchase.

A share of each class represents an identical interest in the Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if applicable, and the other expenses payable by that class.

INVESCO reserves the right to increase, reduce, or waive the Fund's minimum investment requirements in its sole discretion if it determines this action is in the best interests of the Fund's shareholders. INVESCO will aggregate all of an institutional investor's accounts and sub-accounts for the purpose of meeting the Institutional Class's minimum investment requirements. INVESCO reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange.

Please remember that if you pay by check, Automated Clearing House ("ACH"), or wire and your funds do not clear, you will be responsible for any related loss to the Fund or INVESCO. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

INSTITUTIONAL INVESTORS

     Minimum Initial Investment                                $ 10,000,000

     Minimum Balance                                           $  5,000,000

     Minimum Subsequent Investment                             $  1,000,000

RETIREMENT PLANS OR EMPLOYEE BENEFIT PLANS

     Minimum Total Plan Assets                                 $100,000,000

     Minimum Initial Investment                                $ 10,000,000

     Minimum Balance                                           $  5,000,000

     Minimum Subsequent Investment                             $  1,000,000

The following chart shows several ways to invest in the Fund if you invest directly through INVESCO.

METHOD                         INVESTMENT MINIMUM      PLEASE REMEMBER
--------------------------------------------------------------------------------
BY CHECK                       Please refer to the     These shares are offered
Mail to:                       investment minimums     only to institutional
INVESCO Funds Group, Inc.      shown above.            investors and qualified
P.O. Box 173706,                                       retirement plans. These
Denver, CO 80217-3706.                                 shares are not available
You may send your check                                to retail investors.
by overnight courier to:                               INVESCO does not accept
4350 South Monaco Street                               cash, credit cards,
Denver, CO 80237.                                      travelers' cheques,
                                                       credit card checks,
                                                       instant loan checks,
                                                       money orders, or third
                                                       party checks unless they
                                                       are from another
                                                       financial institution
                                                       related to a retirement
                                                       plan transfer.
--------------------------------------------------------------------------------
BY WIRE                        Please refer to the     These shares are offered
You may send your payment      investment minimums     only to institutional
by bank wire (call             shown above.            investors and qualified
1-800-525-8085 for                                     retirement plans. These
instructions).                                         shares are not available
                                                       to retail investors.
--------------------------------------------------------------------------------
BY TELEPHONE WITH ACH          Please refer to the     These shares are offered
Call 1-800-525-8085 to         investment minimums     only to institutional
request your purchase. Upon    shown above.            investors and qualified
your telephone instructions,                           retirement plans. These
INVESCO will move money from                           shares are not available
your designated bank/credit                            to retail investors. You
union checking or savings                              must forward your bank
account in order to                                    account information to
purchase shares.                                       INVESCO prior to using
                                                       this option.
--------------------------------------------------------------------------------
BY EXCHANGE                    Please refer to the     These shares are offered
Between the same class of      investment minimums     only to institutional
any two INVESCO funds.         shown above.            investors and qualified
Call 1-800-525-8085 for                                retirement plans. These
prospectuses of other                                  shares are not available
INVESCO funds. Exchanges                               to retail investors. See
may be made in writing                                 "Exchange Policy."
or by telephone. You may
also establish an automatic
monthly exchange service
between two INVESCO funds;
call us for further details
and the correct form.
--------------------------------------------------------------------------------

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

EXCHANGE POLICY. You may exchange your shares in the Fund for shares of the same class in another INVESCO fund on the basis of their respective NAVs at the time of the exchange.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

We have the following policies governing exchanges:

o Both fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
o  You may make up to four exchanges out of the Fund per twelve-month period.
o The Fund reserves the right to reject any exchange request, or to modify or terminate the exchange policy, if it is in the best interests of the Fund. Notice of all modifications or terminations that affect all shareholders of the Fund will be given at least sixty days prior to the effective date of the change, except in unusual instances, including a suspension of redemption of the exchanged security under Section 22(e) of the Investment Company Act of 1940.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the Fund into which you wish to exchange are temporarily stopped.

CHOOSING A SHARE CLASS. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Institutional Class shares are intended for use by institutions such as employee benefit plans, retirement plan sponsors, and banks acting for themselves or in a fiduciary or similar capacity. Institutional Class shares of the Fund are available for the collective and common trust funds of banks, banks investing for their own accounts and banks investing for the accounts of public entities (e.g., Taft-Hartley funds, states, cities, or government agencies) that do not pay commissions or distribution fees.

[INVESCO ICON]  YOUR ACCOUNT SERVICES

SHAREHOLDER ACCOUNTS. Unless your account is held at a brokerage firm, INVESCO maintains your share account, which contains your current Fund holdings. The Fund does not issue share certificates.

INVESCO PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL, OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND.

QUARTERLY INVESTMENT SUMMARIES. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your INVESCO funds.

TRANSACTION CONFIRMATIONS. You receive detailed confirmations of individual purchases, exchanges, and sales. If you choose certain recurring transaction plans, your transactions are confirmed on your quarterly Investment Summaries.

TELEPHONE TRANSACTIONS. You may buy, exchange, and sell Fund shares by telephone, unless you specifically decline these privileges when you fill out the INVESCO new account Application.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT OUR WEB SITE, INVESCOFUNDS.COM.

Unless you decline the telephone transaction privileges when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to INVESCO that result in a loss to you. In general, if INVESCO has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, INVESCO is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

IRAs AND OTHER RETIREMENT PLANS. Shares of any INVESCO mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call INVESCO for information and forms to establish or transfer your existing retirement plan or account.

[INVESCO ICON]  HOW TO SELL SHARES

The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through INVESCO. If you invest in the Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for sales of Fund shares. Shares of the Fund may be sold at any time at the next NAV calculated after your request to sell is received by INVESCO in proper form. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.

If you own shares in more than one INVESCO fund, please specify the fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While INVESCO attempts to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by telephone.

INVESCO usually forwards the proceeds from the sale of fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your INVESCO fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days.

The following chart shows several ways to sell your Fund shares if you invest directly through INVESCO.

METHOD                         REDEMPTION MINIMUM      PLEASE REMEMBER
--------------------------------------------------------------------------------
BY TELEPHONE                   Any amount.             INVESCO's telephone
Call us toll-free at:                                  redemption privileges may
1-800-525-8085                                         be modified or terminated
                                                       in the future at
                                                       INVESCO's discretion. The
                                                       maximum amount which may
                                                       be redeemed by telephone
                                                       is generally $25,000.
--------------------------------------------------------------------------------
IN WRITING                     Any amount.             The redemption request
Mail your request to:                                  must be signed by all
INVESCO Funds Group, Inc.                              registered account
P.O. Box 173706,                                       owners. Payment will be
Denver, CO 80217.                                      mailed to your address as
You may also send your request                         it appears on INVESCO's
by overnight courier to:                               records, or to a bank
4350 South Monaco Street                               designated by you in
Denver, CO 80237-3706.                                 writing.
--------------------------------------------------------------------------------
PAYMENT TO THIRD PARTY         Any amount.             All registered account
Mail your request to:                                  owners must sign the
INVESCO                                                request, with signature
Funds Group, Inc.                                      guarantees from an
P.O. Box 173706                                        eligible guarantor
Denver, CO 80217-3706.                                 financial institution,
                                                       such as a commercial bank
                                                       or a recognized national
                                                       or regional securities
                                                       firm.

[GRAPH ICON]  TAXES

Everyone's tax status is unique. We manage the Fund in an effort to provide maximum total returns to all shareholders of the Fund. INVESCO generally focuses on pre-tax results and ordinarily does not manage the Fund to minimize taxes. We may, nevertheless, take advantage of opportunities to mitigate taxes through management of capital gains and losses. We encourage you to consult your own tax adviser on the tax impact to you of investing directly or indirectly in the Fund.

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.

The Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of the Fund's shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the policy of the Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and the Fund's qualification as a regulated investment company, it is anticipated that the Fund will not pay any federal income or excise taxes. Instead, the Fund will be accorded conduit or "pass through" treatment for federal income tax purposes.

However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by the Fund in your taxable income for federal, state and local income tax purposes. You also may realize capital gains or losses when you sell shares of the Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the Fund or other INVESCO funds.

If you have not provided INVESCO with complete, correct tax information, the Fund is required by law to withhold from your distributions and any money that you receive from the sale of shares of the Fund backup withholding tax at the rate in effect on the date of the transaction.

Unless your account is held at a brokerage firm, we will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

[GRAPH ICON]  DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund earns ordinary or investment income from dividends and interest on its investments. The Fund expects to distribute substantially all of this investment income, less Fund expenses, to shareholders annually. The Fund can make distributions at other times, if it chooses to do so. Please note that classes with higher expenses are expected to have lower dividends.

The Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in November or December. Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares.

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS ARE DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT ACCOUNTS).

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long the Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-term capital gains which are derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 20% for individuals.

The Fund's daily NAV reflects all ordinary income and realized capital gains that have not yet been distributed to shareholders. Therefore, the Fund's NAV will drop by the amount of a distribution, net of market fluctuations, on the day the distribution is declared. If you buy shares of the Fund just before a distribution is declared, you may wind up "buying a distribution." This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in the Fund will be increased to the extent such distributions are reinvested in the Fund. If you sell your shares at a loss for tax purposes and then replace those shares with a substantially identical investment either thirty days before or after that sale, the transaction is usually considered a "wash sale" and you will not be able to claim a tax loss.

Dividends and capital gain distributions paid by the Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in another INVESCO fund or paid to you by check or electronic funds transfer. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of Institutional Class shares of the Fund for the period of the Class's operations. Certain information reflects financial results for a single Institutional Class share. The total returns in the table represents the annual percentage that an investor would have earned (or lost) on an investment in an Institutional Class share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in INVESCO Sector Funds Inc.'s 2003 Annual Report to Shareholders, which is incorporated by reference in the Statement of Additional Information. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.

                                                                                                     PERIOD           PERIOD
                                                                                                      ENDED            ENDED
                                                                  YEAR ENDED MARCH 31                MARCH 31        OCTOBER 31
                                                    --------------------------------------------------------------------------------
                                                           2003          2002            2001            2000(a)           1999(b)
TECHNOLOGY FUND--INSTITUTIONAL CLASS
PER SHARE DATA
Net Asset Value--Beginning of Period                $     30.93   $     35.98     $    102.55     $     58.43        $    33.85
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(c)
Net Investment Loss                                       (0.12)        (0.16)          (0.06)          (0.04)            (0.16)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                         (13.47)        (4.89)         (63.87)          48.07             24.74
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                         (13.59)        (5.05)         (63.93)          48.03             24.58
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                           0.00          0.00            2.64            3.91              0.00
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                      $     17.34   $     30.93     $     35.98     $    102.55        $    58.43
====================================================================================================================================

TOTAL RETURN                                             (43.94%)      (14.04%)        (63.39%)         86.14%(d)         72.61%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)            $   707,040   $ 1,360,738     $ 1,396,788     $ 4,453,520        $  951,925
Ratio of Expenses to Average Net Assets(e)                 0.90%         0.74%           0.58%           0.56%(f)          0.74%(f)
Ratio of Net Investment Loss to Average Net Assets        (0.59%)       (0.46%)         (0.08%)         (0.15%)(f)        (0.36%)(f)
Portfolio Turnover Rate                                     107%           79%             85%             28%(d)           143%(g)

(a) From November 1, 1999 to March 31, 2000.
(b) From December 22, 1998, since inception of Class, to October 31, 1999.
(c) The per share information was computed based on average shares for the years ended March 31, 2003 and 2002 and the period ended
    October 31, 1999.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the fiscal year ended October 31, 1999.

JULY 31, 2003

INVESCO SECTOR FUNDS, INC.
INVESCO TECHNOLOGY FUND - INSTITUTIONAL CLASS

You may obtain additional information about the Fund from several sources:

FINANCIAL REPORTS. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as the effect of market and general economic trends and the Fund's investment strategy on the Fund's performance. The annual report also includes the report of the Fund's independent accountants.

STATEMENT OF ADDITIONAL INFORMATION. The SAI dated July 31, 2003 is a supplement to this Prospectus, and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

INTERNET. The Prospectus, SAI, annual report, and semiannual report are available on the SEC Web site at www.sec.gov.

To obtain a free copy of the current Prospectus, SAI, annual report, or semiannual report, write to A I M Fund Service, Inc., P.O. Box 4739, Houston, Texas 77210-4739; or call 1-800-347-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090. This information can be obtained by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-3826 and 002-85905.


811-3826